UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-215

Fidelity Hastings Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders

Fidelity Fifty®

Annual Report

June 30, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Despite bouts of short-term volatility, U.S. equities gained ground in the first half of 2011, buoyed by solid corporate earnings and modest improvement in employment. A strong start had the market up more than 100% off its March 2009 low, but investors were unnerved by this past March's natural disaster in Japan, while weaker economic data and new concern about Greek debt hurt performance during May and June. The longer-term outlook remains clouded by the impact of inflationary pressure and persistently high unemployment. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Fifty®	36.71%	1.27%	4.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Fifty® on June 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered impressive double-digit gains for the 12 months ending June 30, 2011, extending a rally that began more than two years earlier. The year's solid returns came despite some periods of volatility, fueled in part by sovereign debt troubles spreading across Europe. Weak market conditions reversed in September, as increased demand for capital goods, along with other positive indicators, trumped investor fear about the potential for a recessionary relapse in the United States. The broad market, as measured by the S&P 500® Index, rose 9% in September, its biggest gain that month in 71 years. Seven more months of advances followed, fueled by encouraging corporate earnings and economic activity. Minor improvements in the job market early in 2011 did not convince investors the U.S. was headed for sustained economic growth. Stocks fell as a result, and six consecutive weeks of losses contributed to a traditional "June swoon." For the full year, the S&P 500® rose 30.69%. In comparison, the blue-chip-laden Dow Jones Industrial AverageSM climbed a comparable 30.37%, while the technology-heavy Nasdaq Composite® Index posted a 32.73% return. On the capitalization spectrum, stocks of mid-cap companies topped their small- and large-cap counterparts, with the Russell Midcap® Index advancing 38.47% and the Russell 2000® Index adding 37.41%.

Comments from Stephen DuFour, who became Portfolio Manager of Fidelity Fifty® on March 2, 2011: For the 12 months ending June 30, 2011, the fund returned 36.71%, outpacing the S&P 500®. Relative performance benefited from favorable stock picking - particularly in information technology and consumer discretionary - and helpful sector allocations that included a sizable overweighting in consumer discretionary and a large underweighting in financials. Additionally, the fund's foreign holdings, which benefited from depreciation in the U.S. dollar, boosted performance. In IT, the stock of online auction house eBay rallied, as the company's core business stabilized and its PayPalTM payment system grew. In consumer discretionary, shares of German car manufacturer Volkswagen climbed sharply, propelled by strong growth in emerging markets and improvement in the company's European business. On the downside, a small cash position hurt, as did positioning in the energy sector. Individual detractors included value chain Dollar General, whose stock made little headway during the time the fund held it, and U.K.-based online betting company Betfair Group, whose shares declined due to disappointing earnings. Many of these stocks were out-of-benchmark positions, and some were sold from the fund before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 to June 30, 2011
Actual	.73%	$ 1,000.00	$ 1,076.00	$ 3.76
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.17	$ 3.66

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Estee Lauder Companies, Inc. Class A	5.1	0.0
Carlisle Companies, Inc.	5.0	0.0
Alcatel-Lucent SA sponsored ADR	4.9	0.0
MasterCard, Inc. Class A	4.0	4.8
Baker Hughes, Inc.	4.0	0.0
Starbucks Corp.	3.8	3.0
Intuit, Inc.	3.6	0.0
Sirius XM Radio, Inc.	3.5	0.0
Keyera Corp.	3.2	0.0
Exxon Mobil Corp.	3.1	5.1
	40.2
Top Five Market Sectors as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.1	22.6
Consumer Discretionary	16.8	20.3
Health Care	16.8	9.5
Energy	14.2	11.6
Consumer Staples	12.2	11.0
Asset Allocation (% of fund's net assets)
As of June 30, 2011 *		As of December 31, 2010 **
	Stocks 99.5%		Stocks 96.8%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	14.6%	** Foreign investments	18.7%

Annual Report

Investments June 30, 2011

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 16.8%
Hotels, Restaurants & Leisure - 3.8%
Starbucks Corp.	789,300	$ 31,169,457
Household Durables - 1.8%
iRobot Corp. (a)(d)	427,000	15,068,830
Internet & Catalog Retail - 2.0%
Amazon.com, Inc. (a)	79,000	16,154,710
Media - 3.5%
Sirius XM Radio, Inc. (a)(d)	13,400,000	29,346,000
Specialty Retail - 3.3%
Ascena Retail Group, Inc. (a)	149,000	5,073,450
DSW, Inc. Class A (a)(d)	359,700	18,204,417
TJX Companies, Inc.	76,000	3,992,280
		27,270,147
Textiles, Apparel & Luxury Goods - 2.4%
Fossil, Inc. (a)	136,700	16,092,324
G-III Apparel Group Ltd. (a)	104,200	3,592,816
		19,685,140
TOTAL CONSUMER DISCRETIONARY		138,694,284
CONSUMER STAPLES - 12.2%
Beverages - 1.6%
PepsiCo, Inc.	185,000	13,029,550
Food Products - 2.5%
Green Mountain Coffee Roasters, Inc. (a)	227,100	20,270,946
Household Products - 1.6%
Spectrum Brands Holdings, Inc. (a)	413,600	13,235,200
Personal Products - 5.1%
Estee Lauder Companies, Inc. Class A	401,000	42,181,191
Tobacco - 1.4%
British American Tobacco PLC sponsored ADR	131,000	11,528,000
TOTAL CONSUMER STAPLES		100,244,887
ENERGY - 14.2%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	449,000	32,579,440
Oil, Gas & Consumable Fuels - 10.2%
Chevron Corp.	132,861	13,663,425
EQT Corp.	160,000	8,403,200
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Exxon Mobil Corp.	318,859	$ 25,948,745
Keyera Corp.	582,000	26,366,217
Pioneer Natural Resources Co.	111,000	9,942,270
		84,323,857
TOTAL ENERGY		116,903,297
FINANCIALS - 2.9%
Real Estate Investment Trusts - 2.9%
Equity Residential (SBI)	392,000	23,520,000
HEALTH CARE - 16.8%
Biotechnology - 2.1%
Amgen, Inc. (a)	122,000	7,118,700
Biogen Idec, Inc. (a)	93,700	10,018,404
		17,137,104
Health Care Equipment & Supplies - 7.6%
Baxter International, Inc.	328,000	19,578,320
Covidien PLC	348,000	18,524,040
Edwards Lifesciences Corp. (a)	286,000	24,933,480
		63,035,840
Health Care Providers & Services - 1.0%
McKesson Corp.	1,000	83,650
UnitedHealth Group, Inc.	153,200	7,902,056
		7,985,706
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	1,000	75,150
Pharmaceuticals - 6.1%
Johnson & Johnson	375,000	24,945,000
Perrigo Co.	237,000	20,825,190
Pfizer, Inc.	1,000	20,600
Valeant Pharmaceuticals International, Inc. (Canada)	89,600	4,659,311
		50,450,101
TOTAL HEALTH CARE		138,683,901
INDUSTRIALS - 7.5%
Building Products - 1.7%
Armstrong World Industries, Inc.	311,503	14,192,077
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.8%
Polypore International, Inc. (a)	99,030	$ 6,718,195
Industrial Conglomerates - 5.0%
Carlisle Companies, Inc.	839,300	41,318,739
TOTAL INDUSTRIALS		62,229,011
INFORMATION TECHNOLOGY - 20.1%
Communications Equipment - 7.2%
Alcatel-Lucent SA sponsored ADR (a)(d)	7,063,000	40,753,510
Polycom, Inc. (a)	288,000	18,518,400
QUALCOMM, Inc.	1,000	56,790
		59,328,700
Computers & Peripherals - 2.1%
Apple, Inc. (a)	51,726	17,362,866
IT Services - 4.0%
MasterCard, Inc. Class A	110,000	33,147,400
Semiconductors & Semiconductor Equipment - 0.0%
Ceva, Inc. (a)	5,100	155,346
Software - 6.8%
Informatica Corp. (a)	341,700	19,965,531
Intuit, Inc. (a)	569,000	29,508,340
Kenexa Corp. (a)	1,000	23,980
salesforce.com, Inc. (a)	45,000	6,704,100
		56,201,951
TOTAL INFORMATION TECHNOLOGY		166,196,263
MATERIALS - 4.1%
Chemicals - 4.1%
LyondellBasell Industries NV Class A	499,000	19,221,480
W.R. Grace & Co. (a)	323,000	14,738,490
		33,959,970
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
Verizon Communications, Inc.	406,000	15,115,380
Common Stocks - continued
	Shares	Value
UTILITIES - 3.1%
Electric Utilities - 3.1%
PPL Corp.	917,000	$ 25,520,110
TOTAL COMMON STOCKS (Cost $769,033,266)		821,067,103
Money Market Funds - 7.8%

Fidelity Cash Central Fund, 0.11% (b)	19,149,165	19,149,165
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	45,354,375	45,354,375
TOTAL MONEY MARKET FUNDS (Cost $64,503,540)		64,503,540
TOTAL INVESTMENT PORTFOLIO - 107.3% (Cost $833,536,806)		885,570,643
NET OTHER ASSETS (LIABILITIES) - (7.3)%		(60,203,524)
NET ASSETS - 100%		$ 825,367,119
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 42,023
Fidelity Securities Lending Cash Central Fund	80,452
Total	$ 122,475
Other Information

The following is a summary of the inputs used, as of June 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 138,694,284	$ 138,694,284	$ -	$ -
Consumer Staples	100,244,887	100,244,887	-	-
Energy	116,903,297	116,903,297	-	-
Financials	23,520,000	23,520,000	-	-
Health Care	138,683,901	138,683,901	-	-
Industrials	62,229,011	62,229,011	-	-
Information Technology	166,196,263	166,196,263	-	-
Materials	33,959,970	33,959,970	-	-
Telecommunication Services	15,115,380	15,115,380	-	-
Utilities	25,520,110	25,520,110	-	-
Money Market Funds	64,503,540	64,503,540	-	-
Total Investments in Securities:	$ 885,570,643	$ 885,570,643	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,562,300
Total Realized Gain (Loss)	(485,017)
Total Unrealized Gain (Loss)	121,001
Cost of Purchases	-
Proceeds of Sales	(2,198,284)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.4%
France	4.9%
Canada	3.8%
Netherlands	2.3%
Ireland	2.2%
United Kingdom	1.4%
100.0%
Income Tax Information

At June 30, 2011, the Fund had a capital loss carryforward of approximately $309,884,990 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2011

Assets
Investment in securities, at value (including securities loaned of $43,902,756) - See accompanying schedule: Unaffiliated issuers (cost $769,033,266)	$ 821,067,103
Fidelity Central Funds (cost $64,503,540)	64,503,540
Total Investments (cost $833,536,806)		$ 885,570,643
Receivable for investments sold		8,231,084
Receivable for fund shares sold		653,140
Dividends receivable		717,373
Distributions receivable from Fidelity Central Funds		18,477
Other receivables		23,923
Total assets		895,214,640

Liabilities
Payable for investments purchased	$ 23,145,074
Payable for fund shares redeemed	854,745
Accrued management fee	241,792
Other affiliated payables	208,828
Other payables and accrued expenses	42,707
Collateral on securities loaned, at value	45,354,375
Total liabilities		69,847,521

Net Assets		$ 825,367,119
Net Assets consist of:
Paid in capital		$ 1,083,292,601
Undistributed net investment income		958,686
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(310,924,508)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,040,340
Net Assets, for 43,514,241 shares outstanding		$ 825,367,119
Net Asset Value, offering price and redemption price per share ($825,367,119 ÷ 43,514,241 shares)		$ 18.97

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2011

Investment Income
Dividends		$ 7,978,360
Income from Fidelity Central Funds		122,475
Total income		8,100,835

Expenses
Management fee Basic fee	$ 4,278,738
Performance adjustment	(1,438,921)
Transfer agent fees	2,153,732
Accounting and security lending fees	272,257
Custodian fees and expenses	44,318
Independent trustees' compensation	4,236
Registration fees	36,405
Audit	43,455
Legal	4,644
Interest	496
Miscellaneous	8,479
Total expenses before reductions	5,407,839
Expense reductions	(95,439)	5,312,400
Net investment income (loss)		2,788,435
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	142,802,925
Foreign currency transactions	(27,323)
Total net realized gain (loss)		142,775,602
Change in net unrealized appreciation (depreciation) on: Investment securities	82,967,422
Assets and liabilities in foreign currencies	7,231
Total change in net unrealized appreciation (depreciation)		82,974,653
Net gain (loss)		225,750,255
Net increase (decrease) in net assets resulting from operations		$ 228,538,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2011	Year ended June 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,788,435	$ 3,725,330
Net realized gain (loss)	142,775,602	142,707,568
Change in net unrealized appreciation (depreciation)	82,974,653	(61,217,506)
Net increase (decrease) in net assets resulting from operations	228,538,690	85,215,392
Distributions to shareholders from net investment income	(3,894,838)	(2,379,634)
Distributions to shareholders from net realized gain	-	(765,053)
Total distributions	(3,894,838)	(3,144,687)
Share transactions Proceeds from sales of shares	153,070,782	71,975,141
Reinvestment of distributions	3,796,707	3,072,122
Cost of shares redeemed	(202,176,588)	(202,227,062)
Net increase (decrease) in net assets resulting from share transactions	(45,309,099)	(127,179,799)
Total increase (decrease) in net assets	179,334,753	(45,109,094)

Net Assets
Beginning of period	646,032,366	691,141,460
End of period (including undistributed net investment income of $958,686 and undistributed net investment income of $2,092,412, respectively)	$ 825,367,119	$ 646,032,366
Other Information Shares
Sold	8,809,200	4,923,051
Issued in reinvestment of distributions	236,504	213,569
Redeemed	(11,836,889)	(13,718,753)
Net increase (decrease)	(2,791,185)	(8,582,133)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.95	$ 12.59	$ 19.95	$ 26.09	$ 23.62
Income from Investment Operations
Net investment income (loss) B	.06	.07	.09	(.02)	.07
Net realized and unrealized gain (loss)	5.05	1.35	(7.36)	(1.85)	4.27
Total from investment operations	5.11	1.42	(7.27)	(1.87)	4.34
Distributions from net investment income	(.09)	(.05)	(.05)	(.02)	(.09)
Distributions from net realized gain	-	(.02)	(.04)	(4.25)	(1.78)
Total distributions	(.09)	(.06) H	(.09)	(4.27)	(1.87)
Redemption fees added to paid in capital	-	-	-	-	- B,F,G
Net asset value, end of period	$ 18.97	$ 13.95	$ 12.59	$ 19.95	$ 26.09
Total Return A	36.71%	11.26%	(36.47)%	(8.50)%	20.47%
Ratios to Average Net Assets C,E
Expenses before reductions	.71%	.73%	.71%	.99%	.84%
Expenses net of fee waivers, if any	.71%	.73%	.71%	.99%	.84%
Expenses net of all reductions	.69%	.69%	.70%	.98%	.83%
Net investment income (loss)	.36%	.50%	.67%	(.08)%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 825,367	$ 646,032	$ 691,141	$ 1,302,477	$ 1,487,452
Portfolio turnover rate D	257%	246%	424%	173%	236%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F The redemption fee was eliminated during the year ended June 30, 2007.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2011

1. Organization.

Fidelity Fifty (the Fund) is a non-diversified fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 61,174,460
Gross unrealized depreciation	(10,180,141)
Net unrealized appreciation (depreciation) on securities and other investments	$ 50,994,319
Tax Cost	$ 834,576,324

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 958,704
Capital loss carryforward	$ (309,884,990)
Net unrealized appreciation (depreciation)	$ 51,000,822

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be June 30, 2012.

The tax character of distributions paid was as follows:

	June 30, 2011	June 30, 2010
Ordinary Income	$ 3,894,838	$ 3,144,687

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,920,805,602 and $1,966,692,119, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $51,204 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,575,500.45%		$ 496

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,738 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $80,452. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $95,439 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of records of approximately 12% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fifty (a fund of Fidelity Hastings Street Trust) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fifty's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hill-man Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the´ fund.

Advisory Board Members and Executive Officers:

Correspondence intended for Robert W. Selander may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Previously, Mr. Selander served as Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FIF-UANN-0811
1.787732.108

Fidelity®
Fund

Annual Report

June 30, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Notes to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Despite bouts of short-term volatility, U.S. equities gained ground in the first half of 2011, buoyed by solid corporate earnings and modest improvement in employment. A strong start had the market up more than 100% off its March 2009 low, but investors were unnerved by this past March's natural disaster in Japan, while weaker economic data and new concern about Greek debt hurt performance during May and June. The longer-term outlook remains clouded by the impact of inflationary pressure and persistently high unemployment. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Notes to shareholders

On July 1, 2011, Fidelity® Fund changed the frequency of its income distributions from quarterly to semiannually. This change did not require shareholder approval.

On August 10, 2011, shareholders of Fidelity Fund approved amending the fund's fundamental investment policies to remove references relating to selecting securities for their income characteristics, so as to better align with the fund's objective of long-term capital growth. Proposals to increase the fund's base management fee and add a performance adjustment component to the fee did not receive the number of votes required for approval and, as a result, no changes were made to the fund's management contract.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Fund	32.89%	3.70%	2.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund, a class of the fund, on June 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered impressive double-digit gains for the 12 months ending June 30, 2011, extending a rally that began more than two years earlier. The year's solid returns came despite some periods of volatility, fueled in part by sovereign debt troubles spreading across Europe. Weak market conditions reversed in September, as increased demand for capital goods, along with other positive indicators, trumped investor fear about the potential for a recessionary relapse in the United States. The broad market, as measured by the S&P 500® Index, rose 9% in September, its biggest gain that month in 71 years. Seven more months of advances followed, fueled by encouraging corporate earnings and economic activity. Minor improvements in the job market early in 2011 did not convince investors the U.S. was headed for sustained economic growth. Stocks fell as a result, and six consecutive weeks of losses contributed to a traditional "June swoon." For the full year, the S&P 500® rose 30.69%. In comparison, the blue-chip-laden Dow Jones Industrial AverageSM climbed a comparable 30.37%, while the technology-heavy Nasdaq Composite® Index posted a 32.73% return. On the capitalization spectrum, stocks of mid-cap companies topped their small- and large-cap counterparts, with the Russell Midcap® Index advancing 38.47% and the Russell 2000® Index adding 37.41%.

Comments from John Avery, Portfolio Manager of Fidelity® Fund: During the year, the fund's Retail Class shares returned 32.89%, besting the S&P 500®. Versus the index, favorable stock picking in technology, industrials and consumer staples helped the most. Our foreign holdings were particularly strong, aided in part by a weaker U.S. dollar. The top relative contributor was an out-of-index position in Herbalife, a distributor of dietary products and nutritional supplements. In May, the company reported record results for its fiscal first quarter and raised guidance for fiscal 2011, which lifted its stock. Other contributors included an out-of-benchmark position in Netherlands-based commodity chemical company LyondellBasell Industries, as well as upscale apparel/accessories purveyor Polo Ralph Lauren. On an absolute basis, computer/consumer electronics maker Apple was the fund's biggest contributor. Conversely, a sizable overweighting and weak picks in banking curbed relative performance, as did stock selection in energy. A modest cash position hurt as well. At the stock level, bank holdings Comerica, Wells Fargo and Citigroup all suffered from an unfavorable regulatory environment and weak loan demand. Pharmacy benefits manager Medco Health Solutions also detracted, as did biotechnology stalwart Amgen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 to June 30, 2011
Fidelity Fund	.58%
Actual		$ 1,000.00	$ 1,068.80	$ 2.98
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91
Class K	.43%
Actual		$ 1,000.00	$ 1,069.50	$ 2.21
HypotheticalA		$ 1,000.00	$ 1,022.66	$ 2.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.8	5.5
Chevron Corp.	2.8	2.2
Occidental Petroleum Corp.	2.4	2.3
Union Pacific Corp.	2.1	2.2
Wells Fargo & Co.	2.0	2.6
Citigroup, Inc.	1.9	2.6
JPMorgan Chase & Co.	1.8	2.1
Amphenol Corp. Class A	1.8	2.1
The Coca-Cola Co.	1.8	1.8
QUALCOMM, Inc.	1.7	1.6
	22.1
Top Five Market Sectors as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.5	21.6
Energy	15.3	13.2
Financials	12.4	16.1
Health Care	12.2	9.5
Industrials	11.9	14.0
Asset Allocation (% of fund's net assets)
As of June 30, 2011 *		As of December 31, 2010 **
	Stocks 97.7%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	19.4%	** Foreign investments	15.3%

Annual Report

Investments June 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.0%
Automobiles - 0.3%
Bayerische Motoren Werke AG (BMW)	169,240	$ 16,889
Diversified Consumer Services - 0.6%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	318,000	35,527
Hotels, Restaurants & Leisure - 1.3%
Las Vegas Sands Corp. (a)	424,900	17,935
Starbucks Corp.	1,444,900	57,059
		74,994
Household Durables - 0.3%
PulteGroup, Inc. (a)	1,854,500	14,205
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	327,700	67,011
Media - 2.1%
DIRECTV (a)	299,400	15,216
Focus Media Holding Ltd. ADR (a)	522,200	16,240
The Walt Disney Co.	2,339,100	91,318
		122,774
Specialty Retail - 1.6%
Lowe's Companies, Inc.	1,311,800	30,578
Tiffany & Co., Inc.	426,800	33,512
TJX Companies, Inc.	534,400	28,072
		92,162
Textiles, Apparel & Luxury Goods - 1.6%
Polo Ralph Lauren Corp. Class A (d)	701,973	93,089
TOTAL CONSUMER DISCRETIONARY		516,651
CONSUMER STAPLES - 11.4%
Beverages - 3.6%
Dr Pepper Snapple Group, Inc.	1,342,500	56,291
Grupo Modelo SAB de CV Series C	5,021,100	30,237
Pernod-Ricard SA (d)	174,500	17,202
The Coca-Cola Co.	1,516,300	102,032
		205,762
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	780,000	29,312
Droga Raia SA	255,000	4,247
Walgreen Co.	1,342,500	57,003
		90,562
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 1.3%
Archer Daniels Midland Co.	636,300	$ 19,184
Danone	415,100	30,974
Green Mountain Coffee Roasters, Inc. (a)	235,200	20,994
		71,152
Household Products - 0.5%
Colgate-Palmolive Co.	343,000	29,982
Personal Products - 0.9%
Herbalife Ltd.	911,300	52,527
Tobacco - 3.5%
British American Tobacco PLC (United Kingdom)	382,100	16,755
Imperial Tobacco Group PLC	1,367,084	45,438
Japan Tobacco, Inc.	3,417	13,187
Lorillard, Inc.	319,400	34,773
Philip Morris International, Inc.	1,385,100	92,483
		202,636
TOTAL CONSUMER STAPLES		652,621
ENERGY - 15.3%
Energy Equipment & Services - 2.6%
Halliburton Co.	1,318,900	67,264
National Oilwell Varco, Inc.	559,500	43,758
Saipem SpA	291,530	15,052
Transocean Ltd. (United States)	374,200	24,158
		150,232
Oil, Gas & Consumable Fuels - 12.7%
Anadarko Petroleum Corp.	482,700	37,052
Apache Corp.	393,600	48,566
Chevron Corp.	1,566,500	161,099
EV Energy Partners LP	319,600	17,047
Exxon Mobil Corp.	876,400	71,321
Gulfport Energy Corp. (a)	616,300	18,298
Hess Corp.	363,500	27,175
Marathon Oil Corp.	870,000	45,832
Occidental Petroleum Corp.	1,302,300	135,491
PT Bumi Resources Tbk	31,652,000	10,887
Royal Dutch Shell PLC Class B sponsored ADR	851,400	61,088
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	1,897,300	$ 48,514
Williams Companies, Inc.	1,459,700	44,156
		726,526
TOTAL ENERGY		876,758
FINANCIALS - 12.4%
Capital Markets - 0.6%
T. Rowe Price Group, Inc.	588,200	35,492
Commercial Banks - 4.7%
Comerica, Inc.	931,100	32,188
M&T Bank Corp.	326,000	28,672
Regions Financial Corp.	4,168,600	25,845
SunTrust Banks, Inc.	1,500,800	38,721
Wells Fargo & Co.	4,053,900	113,752
Zions Bancorporation (d)	1,162,251	27,906
		267,084
Consumer Finance - 1.1%
American Express Co.	1,264,892	65,395
Diversified Financial Services - 3.7%
Citigroup, Inc.	2,554,060	106,351
JPMorgan Chase & Co.	2,542,800	104,102
		210,453
Insurance - 0.2%
The Chubb Corp.	219,700	13,755
Real Estate Investment Trusts - 1.5%
AvalonBay Communities, Inc.	214,900	27,593
Prologis, Inc.	522,272	18,718
Weyerhaeuser Co.	1,823,831	39,869
		86,180
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	556,000	13,961
The St. Joe Co. (a)(d)	870,731	18,146
		32,107
TOTAL FINANCIALS		710,466
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 12.2%
Biotechnology - 3.2%
Acorda Therapeutics, Inc. (a)	656,637	$ 21,216
Amgen, Inc. (a)	963,600	56,226
Biogen Idec, Inc. (a)	489,100	52,295
Theravance, Inc. (a)	727,100	16,149
Vertex Pharmaceuticals, Inc. (a)	775,300	40,308
		186,194
Health Care Equipment & Supplies - 2.4%
C. R. Bard, Inc.	376,700	41,384
Covidien PLC	1,062,400	56,552
Volcano Corp. (a)	487,200	15,732
William Demant Holding A/S (a)	252,800	22,819
		136,487
Health Care Providers & Services - 2.0%
Henry Schein, Inc. (a)	254,700	18,234
McKesson Corp.	618,400	51,729
Medco Health Solutions, Inc. (a)	793,500	44,849
		114,812
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc. (a)	588,900	30,099
Covance, Inc. (a)	341,200	20,257
QIAGEN NV (a)	1,247,200	23,722
		74,078
Pharmaceuticals - 3.3%
Bayer AG	360,099	28,954
Elan Corp. PLC sponsored ADR (a)	2,044,596	23,247
Novo Nordisk A/S Series B sponsored ADR	305,100	38,223
Perrigo Co.	413,200	36,308
Shire PLC	1,103,700	34,508
Valeant Pharmaceuticals International, Inc. (Canada)	577,200	30,015
		191,255
TOTAL HEALTH CARE		702,826
INDUSTRIALS - 11.9%
Aerospace & Defense - 3.8%
Goodrich Corp.	447,500	42,736
Precision Castparts Corp.	347,900	57,282
Safran SA	733,800	31,342
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Textron, Inc.	1,256,900	$ 29,675
The Boeing Co.	799,200	59,085
		220,120
Building Products - 0.5%
Armstrong World Industries, Inc.	591,400	26,944
Construction & Engineering - 0.9%
Fluor Corp.	612,200	39,585
Foster Wheeler AG (a)	399,300	12,131
		51,716
Electrical Equipment - 1.7%
Cooper Industries PLC Class A	577,700	34,471
Polypore International, Inc. (a)	384,800	26,105
Regal-Beloit Corp.	531,500	35,488
		96,064
Machinery - 1.3%
Danaher Corp.	790,900	41,910
Pall Corp.	608,200	34,199
		76,109
Professional Services - 0.3%
IHS, Inc. Class A (a)	212,400	17,718
Road & Rail - 3.4%
CSX Corp.	2,797,500	73,350
Union Pacific Corp.	1,133,200	118,306
		191,656
TOTAL INDUSTRIALS		680,327
INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 2.9%
Alcatel-Lucent SA sponsored ADR (a)(d)	8,627,200	49,779
Juniper Networks, Inc. (a)	665,800	20,973
QUALCOMM, Inc.	1,701,100	96,605
		167,357
Computers & Peripherals - 3.8%
Apple, Inc. (a)	648,800	217,788
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 2.1%
Amphenol Corp. Class A	1,909,038	$ 103,069
Arrow Electronics, Inc. (a)	448,200	18,600
		121,669
Internet Software & Services - 2.1%
Baidu.com, Inc. sponsored ADR (a)	289,300	40,540
eBay, Inc. (a)	1,587,900	51,242
Facebook, Inc. Class B (a)(e)	260,071	6,502
Google, Inc. Class A (a)	39,400	19,951
		118,235
IT Services - 2.1%
Accenture PLC Class A	583,300	35,243
Atos Origin SA	294,906	16,663
Cognizant Technology Solutions Corp. Class A (a)	313,600	22,999
Fidelity National Information Services, Inc.	838,400	25,814
Visa, Inc. Class A	230,000	19,380
		120,099
Semiconductors & Semiconductor Equipment - 0.7%
GT Solar International, Inc. (a)(d)	2,114,100	34,248
Manz Automation AG (a)(d)	129,555	6,184
		40,432
Software - 3.8%
Check Point Software Technologies Ltd. (a)	565,200	32,132
Citrix Systems, Inc. (a)	400,100	32,008
CommVault Systems, Inc. (a)	43	2
Oracle Corp.	2,582,300	84,983
Solera Holdings, Inc.	800,681	47,368
VMware, Inc. Class A (a)	217,700	21,820
		218,313
TOTAL INFORMATION TECHNOLOGY		1,003,893
MATERIALS - 4.9%
Chemicals - 2.7%
CF Industries Holdings, Inc.	442,800	62,731
LyondellBasell Industries NV Class A	1,011,379	38,958
Solutia, Inc. (a)	1,053,243	24,067
W.R. Grace & Co. (a)	587,400	26,803
		152,559
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.1%
Greatview Aseptic Pack Co. Ltd.	11,139,000	$ 6,728
Metals & Mining - 2.1%
Goldcorp, Inc.	723,000	34,973
Newcrest Mining Ltd.	1,470,132	59,458
Walter Energy, Inc.	221,400	25,638
		120,069
TOTAL MATERIALS		279,356
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Sprint Nextel Corp. (a)	6,594,600	35,545
Vodafone Group PLC sponsored ADR	1,075,800	28,745
		64,290
UTILITIES - 1.4%
Electric Utilities - 0.9%
American Electric Power Co., Inc.	573,300	21,602
NextEra Energy, Inc.	518,500	29,793
PPL Corp.	110,600	3,078
		54,473
Gas Utilities - 0.5%
ONEOK, Inc.	394,100	29,167
TOTAL UTILITIES		83,640
TOTAL COMMON STOCKS (Cost $4,770,487)		5,570,828
Nonconvertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG (Cost $25,054)	178,000	36,748
Money Market Funds - 5.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	187,639,444	$ 187,639
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	96,232,528	96,233
TOTAL MONEY MARKET FUNDS (Cost $283,872)		283,872
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $5,079,413)		5,891,448
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(156,257)
NET ASSETS - 100%		$ 5,735,191
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,502,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 6,504
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 265
Fidelity Securities Lending Cash Central Fund	572
Total	$ 837
Other Information

The following is a summary of the inputs used, as of June 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 553,399	$ 553,399	$ -	$ -
Consumer Staples	652,621	622,679	29,942	-
Energy	876,758	876,758	-	-
Financials	710,466	710,466	-	-
Health Care	702,826	668,318	34,508	-
Industrials	680,327	680,327	-	-
Information Technology	1,003,893	997,391	-	6,502
Materials	279,356	279,356	-	-
Telecommunication Services	64,290	64,290	-	-
Utilities	83,640	83,640	-	-
Money Market Funds	283,872	283,872	-	-
Total Investments in Securities:	$ 5,891,448	$ 5,820,496	$ 64,450	$ 6,502
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(2)
Cost of Purchases	6,504
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,502
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2011	$ (2)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.6%
United Kingdom	2.7%
France	2.7%
Ireland	2.6%
Cayman Islands	1.6%
Germany	1.5%
Canada	1.1%
Netherlands	1.1%
Denmark	1.1%
Australia	1.0%
China	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%
Income Tax Information

At June 30, 2011, the Fund had a capital loss carryforward of approximately $373,580,000 of which $173,441,000 and $200,139,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2011

Assets
Investment in securities, at value (including securities loaned of $93,775) - See accompanying schedule: Unaffiliated issuers (cost $4,795,541)	$ 5,607,576
Fidelity Central Funds (cost $283,872)	283,872
Total Investments (cost $5,079,413)		$ 5,891,448
Cash		1
Foreign currency held at value (cost $337)		340
Receivable for investments sold		2,925
Receivable for fund shares sold		2,486
Dividends receivable		6,494
Distributions receivable from Fidelity Central Funds		106
Other receivables		362
Total assets		5,904,162

Liabilities
Payable for fund shares redeemed	$ 69,843
Accrued management fee	1,628
Other affiliated payables	1,005
Other payables and accrued expenses	262
Collateral on securities loaned, at value	96,233
Total liabilities		168,971

Net Assets		$ 5,735,191
Net Assets consist of:
Paid in capital		$ 5,308,383
Undistributed net investment income		10,601
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(395,909)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		812,116
Net Assets		$ 5,735,191

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2011

Fidelity Fund: Net Asset Value, offering price and redemption price per share ($5,072,262 ÷ 147,662 shares)	$ 34.35

Class K: Net Asset Value, offering price and redemption price per share ($662,929 ÷ 19,297 shares)	$ 34.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended June 30, 2011

Investment Income
Dividends		$ 65,269
Special dividends		13,729
Interest		1
Income from Fidelity Central Funds		837
Total income		79,836

Expenses
Management fee	$ 19,291
Transfer agent fees	10,796
Accounting and security lending fees	1,111
Custodian fees and expenses	167
Independent trustees' compensation	31
Appreciation in deferred trustee compensation account	1
Registration fees	69
Audit	76
Legal	51
Miscellaneous	108
Total expenses before reductions	31,701
Expense reductions	(520)	31,181
Net investment income (loss)		48,655
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	481,902
Foreign currency transactions	(692)
Total net realized gain (loss)		481,210
Change in net unrealized appreciation (depreciation) on: Investment securities	1,002,575
Assets and liabilities in foreign currencies	89
Total change in net unrealized appreciation (depreciation)		1,002,664
Net gain (loss)		1,483,874
Net increase (decrease) in net assets resulting from operations		$ 1,532,529

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2011	Year ended June 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 48,655	$ 44,835
Net realized gain (loss)	481,210	351,708
Change in net unrealized appreciation (depreciation)	1,002,664	125,181
Net increase (decrease) in net assets resulting from operations	1,532,529	521,724
Distributions to shareholders from net investment income	(48,886)	(69,878)
Share transactions - net increase (decrease)	(586,286)	(330,679)
Total increase (decrease) in net assets	897,357	121,167

Net Assets
Beginning of period	4,837,834	4,716,667
End of period (including undistributed net investment income of $10,601 and undistributed net investment income of $11,438, respectively)	$ 5,735,191	$ 4,837,834

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 26.08	$ 23.95	$ 35.69	$ 38.98	$ 32.55
Income from Investment Operations
Net investment income (loss) B	.27 E	.23	.44	.37	.30
Net realized and unrealized gain (loss)	8.27	2.25	(10.77)	(1.65)	6.45
Total from investment operations	8.54	2.48	(10.33)	(1.28)	6.75
Distributions from net investment income	(.27)	(.35)	(.42)	(.38)	(.32)
Distributions from net realized gain	-	-	(.99)	(1.63)	-
Total distributions	(.27)	(.35)	(1.41)	(2.01)	(.32)
Net asset value, end of period	$ 34.35	$ 26.08	$ 23.95	$ 35.69	$ 38.98
Total Return A	32.89%	10.40%	(29.74)%	(3.73)%	20.86%
Ratios to Average Net Assets C, F
Expenses before reductions	.59%	.61%	.64%	.56%	.57%
Expenses net of fee waivers, if any	.59%	.61%	.64%	.56%	.57%
Expenses net of all reductions	.58%	.60%	.64%	.55%	.56%
Net investment income (loss)	.86% E	.82%	1.73%	.98%	.86%
Supplemental Data
Net assets, end of period (in millions)	$ 5,072	$ 4,412	$ 4,442	$ 7,174	$ 7,418
Portfolio turnover rate D	88%	77%	91%	80%	50%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.08	$ 23.96	$ 35.70	$ 37.54
Income from Investment Operations
Net investment income (loss) D	.32 G	.28	.42	.05
Net realized and unrealized gain (loss)	8.27	2.24	(10.70)	(1.89)
Total from investment operations	8.59	2.52	(10.28)	(1.84)
Distributions from net investment income	(.32)	(.40)	(.47)	-
Distributions from net realized gain	-	-	(.99)	-
Total distributions	(.32)	(.40)	(1.46)	-
Net asset value, end of period	$ 34.35	$ 26.08	$ 23.96	$ 35.70
Total Return B, C	33.10%	10.54%	(29.59)%	(4.90)%
Ratios to Average Net Assets E, I
Expenses before reductions	.43%	.44%	.45%	.43% A
Expenses net of fee waivers, if any	.43%	.44%	.45%	.43% A
Expenses net of all reductions	.42%	.43%	.45%	.43% A
Net investment income (loss)	1.02% G	.99%	1.92%	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 663	$ 426	$ 274	$ 95
Portfolio turnover rate F	88%	77%	91%	80%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

H For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 923,249
Gross unrealized depreciation	(133,543)
Net unrealized appreciation (depreciation) on securities and other investments	$ 789,706
Tax Cost	$ 5,101,742

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,786
Capital loss carryforward	$ (373,580)
Net unrealized appreciation (depreciation)	$ 789,786

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be June 30, 2012.

The tax character of distributions paid was as follows:

	June 30, 2011	June 30, 2010
Ordinary Income	$ 48,886	$ 69,878

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,740,386 and $5,216,177, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .35% of the Fund's average net assets.

In January 2011, the Board of Trustees approved an amended and restated management contract for the Fund, subject to shareholder approval, to (i) increase the Fund's individual fund fee rate component and, (ii) subject to shareholder approval of (i), add a performance adjustment component to the management fee. The proposals did not receive the number of votes required for approval at the shareholder meeting on August 10, 2011 and, as a result, no changes were made to the Fund's management contract.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Fund	10,508.21
Class K	288.05
	$ 10,796

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $113 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to one hundred sixty-eight dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 13,212.46%

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

8. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $520 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2011	2010
From net investment income
Fidelity Fund	$ 43,443	$ 64,492
Class K	5,443	5,386
Total	$ 48,886	$ 69,878

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2011	2010	2011	2010
Fidelity Fund
Shares sold	12,228	18,017	$ 381,793	$ 494,599
Reinvestment of distributions	1,352	2,342	40,642	60,298
Shares redeemed	(35,089)	(36,673)	(1,103,552)	(1,010,380)
Net increase (decrease)	(21,509)	(16,314)	$ (681,117)	$ (455,483)
Class K
Shares sold	6,007	7,273	$ 189,048	$ 191,524
Reinvestment of distributions	180	206	5,443	5,386
Shares redeemed	(3,216)	(2,598)	(99,660)	(72,106)
Net increase (decrease)	2,971	4,881	$ 94,831	$ 124,804

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for Robert W. Selander may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Previously, Mr. Selander served as Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of .10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on August 10, 2011. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the fund's fundamental investment policies to remove references relating to selecting securities for income characteristics.
	# of Votes	% of Votes
Affirmative	2,216,149,778.24	74.262
Against	568,108,489.09	19.037
Abstain	199,977,103.94	6.701
TOTAL	2,984,235,371.27	100.000
PROPOSAL 2
Contingent upon the approval of Proposal 3, to increase the individual fund fee rate component of the management fee to 0.30%.
	# of Votes	% of Votes
Affirmative	1,710,896,326.31	57.331
Against	1,114,308,132.65	37.340
Abstain	159,030,912.31	5.329
TOTAL	2,984,235,371.27	100.000
PROPOSAL 3

Contingent upon the approval of Proposal 2, to include a performance adjustment component to the management fee and to give the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	1,765,324,795.01	59.155
Against	1,046,524,203.94	35.068
Abstain	172,386,372.32	5.777
TOTAL	2,984,235,371.27	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Fund

On January 19, 2011, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will increase the individual fund fee rate component of the fund's management fee and add a performance adjustment component to the management fee that FMR receives from the fund. FMR will enter into a fee waiver agreement to phase in the increase to the fund's individual fund fee rate over a seven-year period. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P 500 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Contract is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board, in reaching its determination to approve the Amended Contract, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. In determining whether to increase the individual fund fee component and to add a performance adjustment component to the fund's management fee, the Board considered the rolling returns of the fund's Retail Class compared to the rolling returns of the Index over the performance period commencing January 1, 2008 through December 31, 2010. The Board noted that over the rolling 36-month period ended December 31, 2010 the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board considered the performance of the fund's Retail Class compared to the performance of the Index over the past ten calendar years. The Board noted that the fund's Retail Class outperformed the Index in four of the past ten calendar years. The Board also reviewed the fund's Retail Class cumulative and annualized returns, and those of its Index, over the one-, three-, five-, and ten-year periods ended December 31, 2010. The Board noted that the investment performance of the fund's Retail Class compared favorably to the Index for the five- and ten-year periods, although the fund's Retail Class one- and three-year cumulative and annualized total returns were lower than those of the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee compared to "mapped groups" of competitive funds. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee comparison by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board considered that, giving effect to the proposed increase to the fund's individual fund fee rate, the fund's management fee (before performance adjustment) is below the median of its mapped groups.

The Board also considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance (based on the performance of Retail Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact of the performance adjustment component on management fees will depend solely on the fund's future performance relative to the Index.

Annual Report

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended December 31, 2010, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the increase to the fund's individual fund fee rate and the performance adjustment) had been in effect during those periods.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended December 31, 2010 the fund's management fee would have been increased by 21.1 basis points ($11.3 million), 21.0 basis points ($11.2 million) attributable to the increase in the fund's individual fund fee rate, and 0.1 basis points ($100,000) attributable to the performance adjustment. The Board noted that the fund outperformed the Index for most of the period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review, the Board also noted that at its July 2010 meeting it received and considered materials relating to its review of total expenses for the fund in connection with its renewal of the fund's current management contract. This information included Fidelity fee structures and other information with respect to clients of FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. With respect to the increase in the individual fund fee rate, the Board considered the additional revenue to be earned by Fidelity. The Board also considered the level of profit expected to be realized by Fidelity with respect to the fund. The Board noted that any increase in the profitability of the fund as a result of the increase to the individual fund fee rate would be realized over a seven-year period as a result of the fee waiver agreement.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

With respect to the proposed performance adjustment, because the Board was approving an arrangement under which a portion of the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Contract is in the best interest of fund shareholders and fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FID-UANN-0811
1.787731.108

Fidelity®
Fund -
Class K

Annual Report

June 30, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Notes to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Despite bouts of short-term volatility, U.S. equities gained ground in the first half of 2011, buoyed by solid corporate earnings and modest improvement in employment. A strong start had the market up more than 100% off its March 2009 low, but investors were unnerved by this past March's natural disaster in Japan, while weaker economic data and new concern about Greek debt hurt performance during May and June. The longer-term outlook remains clouded by the impact of inflationary pressure and persistently high unemployment. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Notes to shareholders

On July 1, 2011, Fidelity® Fund changed the frequency of its income distributions from quarterly to semiannually. This change did not require shareholder approval.

On August 10, 2011, shareholders of Fidelity Fund approved amending the fund's fundamental investment policies to remove references relating to selecting securities for their income characteristics, so as to better align with the fund's objective of long-term capital growth. Proposals to increase the fund's base management fee and add a performance adjustment component to the fee did not receive the number of votes required for approval and, as a result, no changes were made to the fund's management contract.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	33.10%	3.81%	2.60%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund - Class K on June 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered impressive double-digit gains for the 12 months ending June 30, 2011, extending a rally that began more than two years earlier. The year's solid returns came despite some periods of volatility, fueled in part by sovereign debt troubles spreading across Europe. Weak market conditions reversed in September, as increased demand for capital goods, along with other positive indicators, trumped investor fear about the potential for a recessionary relapse in the United States. The broad market, as measured by the S&P 500® Index, rose 9% in September, its biggest gain that month in 71 years. Seven more months of advances followed, fueled by encouraging corporate earnings and economic activity. Minor improvements in the job market early in 2011 did not convince investors the U.S. was headed for sustained economic growth. Stocks fell as a result, and six consecutive weeks of losses contributed to a traditional "June swoon." For the full year, the S&P 500® rose 30.69%. In comparison, the blue-chip-laden Dow Jones Industrial AverageSM climbed a comparable 30.37%, while the technology-heavy Nasdaq Composite® Index posted a 32.73% return. On the capitalization spectrum, stocks of mid-cap companies topped their small- and large-cap counterparts, with the Russell Midcap® Index advancing 38.47% and the Russell 2000® Index adding 37.41%.

Comments from John Avery, Portfolio Manager of Fidelity® Fund: During the year, the fund's Class K shares returned 33.10%, besting the S&P 500®. Versus the index, favorable stock picking in technology, industrials and consumer staples helped the most. Our foreign holdings were particularly strong, aided in part by a weaker U.S. dollar. The top relative contributor was an out-of-index position in Herbalife, a distributor of dietary products and nutritional supplements. In May, the company reported record results for its fiscal first quarter and raised guidance for fiscal 2011, which lifted its stock. Other contributors included an out-of-benchmark position in Netherlands-based commodity chemical company LyondellBasell Industries, as well as upscale apparel/accessories purveyor Polo Ralph Lauren. On an absolute basis, computer/consumer electronics maker Apple was the fund's biggest contributor. Conversely, a sizable overweighting and weak picks in banking curbed relative performance, as did stock selection in energy. A modest cash position hurt as well. At the stock level, bank holdings Comerica, Wells Fargo and Citigroup all suffered from an unfavorable regulatory environment and weak loan demand. Pharmacy benefits manager Medco Health Solutions also detracted, as did biotechnology stalwart Amgen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 to June 30, 2011
Fidelity Fund	.58%
Actual		$ 1,000.00	$ 1,068.80	$ 2.98
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 2.91
Class K	.43%
Actual		$ 1,000.00	$ 1,069.50	$ 2.21
HypotheticalA		$ 1,000.00	$ 1,022.66	$ 2.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.8	5.5
Chevron Corp.	2.8	2.2
Occidental Petroleum Corp.	2.4	2.3
Union Pacific Corp.	2.1	2.2
Wells Fargo & Co.	2.0	2.6
Citigroup, Inc.	1.9	2.6
JPMorgan Chase & Co.	1.8	2.1
Amphenol Corp. Class A	1.8	2.1
The Coca-Cola Co.	1.8	1.8
QUALCOMM, Inc.	1.7	1.6
	22.1
Top Five Market Sectors as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.5	21.6
Energy	15.3	13.2
Financials	12.4	16.1
Health Care	12.2	9.5
Industrials	11.9	14.0
Asset Allocation (% of fund's net assets)
As of June 30, 2011 *		As of December 31, 2010 **
	Stocks 97.7%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	19.4%	** Foreign investments	15.3%

Annual Report

Investments June 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 9.0%
Automobiles - 0.3%
Bayerische Motoren Werke AG (BMW)	169,240	$ 16,889
Diversified Consumer Services - 0.6%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	318,000	35,527
Hotels, Restaurants & Leisure - 1.3%
Las Vegas Sands Corp. (a)	424,900	17,935
Starbucks Corp.	1,444,900	57,059
		74,994
Household Durables - 0.3%
PulteGroup, Inc. (a)	1,854,500	14,205
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	327,700	67,011
Media - 2.1%
DIRECTV (a)	299,400	15,216
Focus Media Holding Ltd. ADR (a)	522,200	16,240
The Walt Disney Co.	2,339,100	91,318
		122,774
Specialty Retail - 1.6%
Lowe's Companies, Inc.	1,311,800	30,578
Tiffany & Co., Inc.	426,800	33,512
TJX Companies, Inc.	534,400	28,072
		92,162
Textiles, Apparel & Luxury Goods - 1.6%
Polo Ralph Lauren Corp. Class A (d)	701,973	93,089
TOTAL CONSUMER DISCRETIONARY		516,651
CONSUMER STAPLES - 11.4%
Beverages - 3.6%
Dr Pepper Snapple Group, Inc.	1,342,500	56,291
Grupo Modelo SAB de CV Series C	5,021,100	30,237
Pernod-Ricard SA (d)	174,500	17,202
The Coca-Cola Co.	1,516,300	102,032
		205,762
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	780,000	29,312
Droga Raia SA	255,000	4,247
Walgreen Co.	1,342,500	57,003
		90,562
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 1.3%
Archer Daniels Midland Co.	636,300	$ 19,184
Danone	415,100	30,974
Green Mountain Coffee Roasters, Inc. (a)	235,200	20,994
		71,152
Household Products - 0.5%
Colgate-Palmolive Co.	343,000	29,982
Personal Products - 0.9%
Herbalife Ltd.	911,300	52,527
Tobacco - 3.5%
British American Tobacco PLC (United Kingdom)	382,100	16,755
Imperial Tobacco Group PLC	1,367,084	45,438
Japan Tobacco, Inc.	3,417	13,187
Lorillard, Inc.	319,400	34,773
Philip Morris International, Inc.	1,385,100	92,483
		202,636
TOTAL CONSUMER STAPLES		652,621
ENERGY - 15.3%
Energy Equipment & Services - 2.6%
Halliburton Co.	1,318,900	67,264
National Oilwell Varco, Inc.	559,500	43,758
Saipem SpA	291,530	15,052
Transocean Ltd. (United States)	374,200	24,158
		150,232
Oil, Gas & Consumable Fuels - 12.7%
Anadarko Petroleum Corp.	482,700	37,052
Apache Corp.	393,600	48,566
Chevron Corp.	1,566,500	161,099
EV Energy Partners LP	319,600	17,047
Exxon Mobil Corp.	876,400	71,321
Gulfport Energy Corp. (a)	616,300	18,298
Hess Corp.	363,500	27,175
Marathon Oil Corp.	870,000	45,832
Occidental Petroleum Corp.	1,302,300	135,491
PT Bumi Resources Tbk	31,652,000	10,887
Royal Dutch Shell PLC Class B sponsored ADR	851,400	61,088
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	1,897,300	$ 48,514
Williams Companies, Inc.	1,459,700	44,156
		726,526
TOTAL ENERGY		876,758
FINANCIALS - 12.4%
Capital Markets - 0.6%
T. Rowe Price Group, Inc.	588,200	35,492
Commercial Banks - 4.7%
Comerica, Inc.	931,100	32,188
M&T Bank Corp.	326,000	28,672
Regions Financial Corp.	4,168,600	25,845
SunTrust Banks, Inc.	1,500,800	38,721
Wells Fargo & Co.	4,053,900	113,752
Zions Bancorporation (d)	1,162,251	27,906
		267,084
Consumer Finance - 1.1%
American Express Co.	1,264,892	65,395
Diversified Financial Services - 3.7%
Citigroup, Inc.	2,554,060	106,351
JPMorgan Chase & Co.	2,542,800	104,102
		210,453
Insurance - 0.2%
The Chubb Corp.	219,700	13,755
Real Estate Investment Trusts - 1.5%
AvalonBay Communities, Inc.	214,900	27,593
Prologis, Inc.	522,272	18,718
Weyerhaeuser Co.	1,823,831	39,869
		86,180
Real Estate Management & Development - 0.6%
CB Richard Ellis Group, Inc. Class A (a)	556,000	13,961
The St. Joe Co. (a)(d)	870,731	18,146
		32,107
TOTAL FINANCIALS		710,466
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 12.2%
Biotechnology - 3.2%
Acorda Therapeutics, Inc. (a)	656,637	$ 21,216
Amgen, Inc. (a)	963,600	56,226
Biogen Idec, Inc. (a)	489,100	52,295
Theravance, Inc. (a)	727,100	16,149
Vertex Pharmaceuticals, Inc. (a)	775,300	40,308
		186,194
Health Care Equipment & Supplies - 2.4%
C. R. Bard, Inc.	376,700	41,384
Covidien PLC	1,062,400	56,552
Volcano Corp. (a)	487,200	15,732
William Demant Holding A/S (a)	252,800	22,819
		136,487
Health Care Providers & Services - 2.0%
Henry Schein, Inc. (a)	254,700	18,234
McKesson Corp.	618,400	51,729
Medco Health Solutions, Inc. (a)	793,500	44,849
		114,812
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc. (a)	588,900	30,099
Covance, Inc. (a)	341,200	20,257
QIAGEN NV (a)	1,247,200	23,722
		74,078
Pharmaceuticals - 3.3%
Bayer AG	360,099	28,954
Elan Corp. PLC sponsored ADR (a)	2,044,596	23,247
Novo Nordisk A/S Series B sponsored ADR	305,100	38,223
Perrigo Co.	413,200	36,308
Shire PLC	1,103,700	34,508
Valeant Pharmaceuticals International, Inc. (Canada)	577,200	30,015
		191,255
TOTAL HEALTH CARE		702,826
INDUSTRIALS - 11.9%
Aerospace & Defense - 3.8%
Goodrich Corp.	447,500	42,736
Precision Castparts Corp.	347,900	57,282
Safran SA	733,800	31,342
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Textron, Inc.	1,256,900	$ 29,675
The Boeing Co.	799,200	59,085
		220,120
Building Products - 0.5%
Armstrong World Industries, Inc.	591,400	26,944
Construction & Engineering - 0.9%
Fluor Corp.	612,200	39,585
Foster Wheeler AG (a)	399,300	12,131
		51,716
Electrical Equipment - 1.7%
Cooper Industries PLC Class A	577,700	34,471
Polypore International, Inc. (a)	384,800	26,105
Regal-Beloit Corp.	531,500	35,488
		96,064
Machinery - 1.3%
Danaher Corp.	790,900	41,910
Pall Corp.	608,200	34,199
		76,109
Professional Services - 0.3%
IHS, Inc. Class A (a)	212,400	17,718
Road & Rail - 3.4%
CSX Corp.	2,797,500	73,350
Union Pacific Corp.	1,133,200	118,306
		191,656
TOTAL INDUSTRIALS		680,327
INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 2.9%
Alcatel-Lucent SA sponsored ADR (a)(d)	8,627,200	49,779
Juniper Networks, Inc. (a)	665,800	20,973
QUALCOMM, Inc.	1,701,100	96,605
		167,357
Computers & Peripherals - 3.8%
Apple, Inc. (a)	648,800	217,788
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 2.1%
Amphenol Corp. Class A	1,909,038	$ 103,069
Arrow Electronics, Inc. (a)	448,200	18,600
		121,669
Internet Software & Services - 2.1%
Baidu.com, Inc. sponsored ADR (a)	289,300	40,540
eBay, Inc. (a)	1,587,900	51,242
Facebook, Inc. Class B (a)(e)	260,071	6,502
Google, Inc. Class A (a)	39,400	19,951
		118,235
IT Services - 2.1%
Accenture PLC Class A	583,300	35,243
Atos Origin SA	294,906	16,663
Cognizant Technology Solutions Corp. Class A (a)	313,600	22,999
Fidelity National Information Services, Inc.	838,400	25,814
Visa, Inc. Class A	230,000	19,380
		120,099
Semiconductors & Semiconductor Equipment - 0.7%
GT Solar International, Inc. (a)(d)	2,114,100	34,248
Manz Automation AG (a)(d)	129,555	6,184
		40,432
Software - 3.8%
Check Point Software Technologies Ltd. (a)	565,200	32,132
Citrix Systems, Inc. (a)	400,100	32,008
CommVault Systems, Inc. (a)	43	2
Oracle Corp.	2,582,300	84,983
Solera Holdings, Inc.	800,681	47,368
VMware, Inc. Class A (a)	217,700	21,820
		218,313
TOTAL INFORMATION TECHNOLOGY		1,003,893
MATERIALS - 4.9%
Chemicals - 2.7%
CF Industries Holdings, Inc.	442,800	62,731
LyondellBasell Industries NV Class A	1,011,379	38,958
Solutia, Inc. (a)	1,053,243	24,067
W.R. Grace & Co. (a)	587,400	26,803
		152,559
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.1%
Greatview Aseptic Pack Co. Ltd.	11,139,000	$ 6,728
Metals & Mining - 2.1%
Goldcorp, Inc.	723,000	34,973
Newcrest Mining Ltd.	1,470,132	59,458
Walter Energy, Inc.	221,400	25,638
		120,069
TOTAL MATERIALS		279,356
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Sprint Nextel Corp. (a)	6,594,600	35,545
Vodafone Group PLC sponsored ADR	1,075,800	28,745
		64,290
UTILITIES - 1.4%
Electric Utilities - 0.9%
American Electric Power Co., Inc.	573,300	21,602
NextEra Energy, Inc.	518,500	29,793
PPL Corp.	110,600	3,078
		54,473
Gas Utilities - 0.5%
ONEOK, Inc.	394,100	29,167
TOTAL UTILITIES		83,640
TOTAL COMMON STOCKS (Cost $4,770,487)		5,570,828
Nonconvertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG (Cost $25,054)	178,000	36,748
Money Market Funds - 5.0%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	187,639,444	$ 187,639
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	96,232,528	96,233
TOTAL MONEY MARKET FUNDS (Cost $283,872)		283,872
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $5,079,413)		5,891,448
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(156,257)
NET ASSETS - 100%		$ 5,735,191
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,502,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 6,504
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 265
Fidelity Securities Lending Cash Central Fund	572
Total	$ 837
Other Information

The following is a summary of the inputs used, as of June 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 553,399	$ 553,399	$ -	$ -
Consumer Staples	652,621	622,679	29,942	-
Energy	876,758	876,758	-	-
Financials	710,466	710,466	-	-
Health Care	702,826	668,318	34,508	-
Industrials	680,327	680,327	-	-
Information Technology	1,003,893	997,391	-	6,502
Materials	279,356	279,356	-	-
Telecommunication Services	64,290	64,290	-	-
Utilities	83,640	83,640	-	-
Money Market Funds	283,872	283,872	-	-
Total Investments in Securities:	$ 5,891,448	$ 5,820,496	$ 64,450	$ 6,502
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(2)
Cost of Purchases	6,504
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,502
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2011	$ (2)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.6%
United Kingdom	2.7%
France	2.7%
Ireland	2.6%
Cayman Islands	1.6%
Germany	1.5%
Canada	1.1%
Netherlands	1.1%
Denmark	1.1%
Australia	1.0%
China	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%
Income Tax Information

At June 30, 2011, the Fund had a capital loss carryforward of approximately $373,580,000 of which $173,441,000 and $200,139,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2011

Assets
Investment in securities, at value (including securities loaned of $93,775) - See accompanying schedule: Unaffiliated issuers (cost $4,795,541)	$ 5,607,576
Fidelity Central Funds (cost $283,872)	283,872
Total Investments (cost $5,079,413)		$ 5,891,448
Cash		1
Foreign currency held at value (cost $337)		340
Receivable for investments sold		2,925
Receivable for fund shares sold		2,486
Dividends receivable		6,494
Distributions receivable from Fidelity Central Funds		106
Other receivables		362
Total assets		5,904,162

Liabilities
Payable for fund shares redeemed	$ 69,843
Accrued management fee	1,628
Other affiliated payables	1,005
Other payables and accrued expenses	262
Collateral on securities loaned, at value	96,233
Total liabilities		168,971

Net Assets		$ 5,735,191
Net Assets consist of:
Paid in capital		$ 5,308,383
Undistributed net investment income		10,601
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(395,909)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		812,116
Net Assets		$ 5,735,191

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2011

Fidelity Fund: Net Asset Value, offering price and redemption price per share ($5,072,262 ÷ 147,662 shares)	$ 34.35

Class K: Net Asset Value, offering price and redemption price per share ($662,929 ÷ 19,297 shares)	$ 34.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2011

Investment Income
Dividends		$ 65,269
Special dividends		13,729
Interest		1
Income from Fidelity Central Funds		837
Total income		79,836

Expenses
Management fee	$ 19,291
Transfer agent fees	10,796
Accounting and security lending fees	1,111
Custodian fees and expenses	167
Independent trustees' compensation	31
Appreciation in deferred trustee compensation account	1
Registration fees	69
Audit	76
Legal	51
Miscellaneous	108
Total expenses before reductions	31,701
Expense reductions	(520)	31,181
Net investment income (loss)		48,655
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	481,902
Foreign currency transactions	(692)
Total net realized gain (loss)		481,210
Change in net unrealized appreciation (depreciation) on: Investment securities	1,002,575
Assets and liabilities in foreign currencies	89
Total change in net unrealized appreciation (depreciation)		1,002,664
Net gain (loss)		1,483,874
Net increase (decrease) in net assets resulting from operations		$ 1,532,529

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2011	Year ended June 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 48,655	$ 44,835
Net realized gain (loss)	481,210	351,708
Change in net unrealized appreciation (depreciation)	1,002,664	125,181
Net increase (decrease) in net assets resulting from operations	1,532,529	521,724
Distributions to shareholders from net investment income	(48,886)	(69,878)
Share transactions - net increase (decrease)	(586,286)	(330,679)
Total increase (decrease) in net assets	897,357	121,167

Net Assets
Beginning of period	4,837,834	4,716,667
End of period (including undistributed net investment income of $10,601 and undistributed net investment income of $11,438, respectively)	$ 5,735,191	$ 4,837,834

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 26.08	$ 23.95	$ 35.69	$ 38.98	$ 32.55
Income from Investment Operations
Net investment income (loss) B	.27 E	.23	.44	.37	.30
Net realized and unrealized gain (loss)	8.27	2.25	(10.77)	(1.65)	6.45
Total from investment operations	8.54	2.48	(10.33)	(1.28)	6.75
Distributions from net investment income	(.27)	(.35)	(.42)	(.38)	(.32)
Distributions from net realized gain	-	-	(.99)	(1.63)	-
Total distributions	(.27)	(.35)	(1.41)	(2.01)	(.32)
Net asset value, end of period	$ 34.35	$ 26.08	$ 23.95	$ 35.69	$ 38.98
Total Return A	32.89%	10.40%	(29.74)%	(3.73)%	20.86%
Ratios to Average Net Assets C, F
Expenses before reductions	.59%	.61%	.64%	.56%	.57%
Expenses net of fee waivers, if any	.59%	.61%	.64%	.56%	.57%
Expenses net of all reductions	.58%	.60%	.64%	.55%	.56%
Net investment income (loss)	.86% E	.82%	1.73%	.98%	.86%
Supplemental Data
Net assets, end of period (in millions)	$ 5,072	$ 4,412	$ 4,442	$ 7,174	$ 7,418
Portfolio turnover rate D	88%	77%	91%	80%	50%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.08	$ 23.96	$ 35.70	$ 37.54
Income from Investment Operations
Net investment income (loss) D	.32 G	.28	.42	.05
Net realized and unrealized gain (loss)	8.27	2.24	(10.70)	(1.89)
Total from investment operations	8.59	2.52	(10.28)	(1.84)
Distributions from net investment income	(.32)	(.40)	(.47)	-
Distributions from net realized gain	-	-	(.99)	-
Total distributions	(.32)	(.40)	(1.46)	-
Net asset value, end of period	$ 34.35	$ 26.08	$ 23.96	$ 35.70
Total Return B, C	33.10%	10.54%	(29.59)%	(4.90)%
Ratios to Average Net Assets E, I
Expenses before reductions	.43%	.44%	.45%	.43% A
Expenses net of fee waivers, if any	.43%	.44%	.45%	.43% A
Expenses net of all reductions	.42%	.43%	.45%	.43% A
Net investment income (loss)	1.02% G	.99%	1.92%	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 663	$ 426	$ 274	$ 95
Portfolio turnover rate F	88%	77%	91%	80%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .76%.

H For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 923,249
Gross unrealized depreciation	(133,543)
Net unrealized appreciation (depreciation) on securities and other investments	$ 789,706
Tax Cost	$ 5,101,742

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,786
Capital loss carryforward	$ (373,580)
Net unrealized appreciation (depreciation)	$ 789,786

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be June 30, 2012.

The tax character of distributions paid was as follows:

	June 30, 2011	June 30, 2010
Ordinary Income	$ 48,886	$ 69,878

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,740,386 and $5,216,177, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .35% of the Fund's average net assets.

In January 2011, the Board of Trustees approved an amended and restated management contract for the Fund, subject to shareholder approval, to (i) increase the Fund's individual fund fee rate component and, (ii) subject to shareholder approval of (i), add a performance adjustment component to the management fee. The proposals did not receive the number of votes required for approval at the shareholder meeting on August 10, 2011 and, as a result, no changes were made to the Fund's management contract.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Fund	10,508.21
Class K	288.05
	$ 10,796

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $113 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to one hundred sixty-eight dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 13,212.46%

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $572. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $520 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2011	2010
From net investment income
Fidelity Fund	$ 43,443	$ 64,492
Class K	5,443	5,386
Total	$ 48,886	$ 69,878

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2011	2010	2011	2010
Fidelity Fund
Shares sold	12,228	18,017	$ 381,793	$ 494,599
Reinvestment of distributions	1,352	2,342	40,642	60,298
Shares redeemed	(35,089)	(36,673)	(1,103,552)	(1,010,380)
Net increase (decrease)	(21,509)	(16,314)	$ (681,117)	$ (455,483)
Class K
Shares sold	6,007	7,273	$ 189,048	$ 191,524
Reinvestment of distributions	180	206	5,443	5,386
Shares redeemed	(3,216)	(2,598)	(99,660)	(72,106)
Net increase (decrease)	2,971	4,881	$ 94,831	$ 124,804

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for Robert W. Selander may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Previously, Mr. Selander served as Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of .10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on August 10, 2011. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the fund's fundamental investment policies to remove references relating to selecting securities for income characteristics.
	# of Votes	% of Votes
Affirmative	2,216,149,778.24	74.262
Against	568,108,489.09	19.037
Abstain	199,977,103.94	6.701
TOTAL	2,984,235,371.27	100.000
PROPOSAL 2
Contingent upon the approval of Proposal 3, to increase the individual fund fee rate component of the management fee to 0.30%.
	# of Votes	% of Votes
Affirmative	1,710,896,326.31	57.331
Against	1,114,308,132.65	37.340
Abstain	159,030,912.31	5.329
TOTAL	2,984,235,371.27	100.000
PROPOSAL 3

Contingent upon the approval of Proposal 2, to include a performance adjustment component to the management fee and to give the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	1,765,324,795.01	59.155
Against	1,046,524,203.94	35.068
Abstain	172,386,372.32	5.777
TOTAL	2,984,235,371.27	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Fund

On January 19, 2011, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will increase the individual fund fee rate component of the fund's management fee and add a performance adjustment component to the management fee that FMR receives from the fund. FMR will enter into a fee waiver agreement to phase in the increase to the fund's individual fund fee rate over a seven-year period. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P 500 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Contract is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board, in reaching its determination to approve the Amended Contract, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services.

Annual Report

Investment Performance. In determining whether to increase the individual fund fee component and to add a performance adjustment component to the fund's management fee, the Board considered the rolling returns of the fund's Retail Class compared to the rolling returns of the Index over the performance period commencing January 1, 2008 through December 31, 2010. The Board noted that over the rolling 36-month period ended December 31, 2010 the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board considered the performance of the fund's Retail Class compared to the performance of the Index over the past ten calendar years. The Board noted that the fund's Retail Class outperformed the Index in four of the past ten calendar years. The Board also reviewed the fund's Retail Class cumulative and annualized returns, and those of its Index, over the one-, three-, five-, and ten-year periods ended December 31, 2010. The Board noted that the investment performance of the fund's Retail Class compared favorably to the Index for the five- and ten-year periods, although the fund's Retail Class one- and three-year cumulative and annualized total returns were lower than those of the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee compared to "mapped groups" of competitive funds. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee comparison by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board considered that, giving effect to the proposed increase to the fund's individual fund fee rate, the fund's management fee (before performance adjustment) is below the median of its mapped groups.

The Board also considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance (based on the performance of Retail Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact of the performance adjustment component on management fees will depend solely on the fund's future performance relative to the Index.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended December 31, 2010, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the increase to the fund's individual fund fee rate and the performance adjustment) had been in effect during those periods.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended December 31, 2010 the fund's management fee would have been increased by 21.1 basis points ($11.3 million), 21.0 basis points ($11.2 million) attributable to the increase in the fund's individual fund fee rate, and 0.1 basis points ($100,000) attributable to the performance adjustment. The Board noted that the fund outperformed the Index for most of the period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review, the Board also noted that at its July 2010 meeting it received and considered materials relating to its review of total expenses for the fund in connection with its renewal of the fund's current management contract. This information included Fidelity fee structures and other information with respect to clients of FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. With respect to the increase in the individual fund fee rate, the Board considered the additional revenue to be earned by Fidelity. The Board also considered the level of profit expected to be realized by Fidelity with respect to the fund. The Board noted that any increase in the profitability of the fund as a result of the increase to the individual fund fee rate would be realized over a seven-year period as a result of the fee waiver agreement.

Annual Report

With respect to the proposed performance adjustment, because the Board was approving an arrangement under which a portion of the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Contract is in the best interest of fund shareholders and fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

FID-K-UANN-0811
1.863249.102

Fidelity®
Growth Discovery Fund

Annual Report

June 30, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Despite bouts of short-term volatility, U.S. equities gained ground in the first half of 2011, buoyed by solid corporate earnings and modest improvement in employment. A strong start had the market up more than 100% off its March 2009 low, but investors were unnerved by this past March's natural disaster in Japan, while weaker economic data and new concern about Greek debt hurt performance during May and June. The longer-term outlook remains clouded by the impact of inflationary pressure and persistently high unemployment. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Discovery FundA	42.09%	5.73%	3.41%

A Prior to February 1, 2007, Fidelity® Growth Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Growth Discovery Fund, a class of the fund, on June 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered impressive double-digit gains for the 12 months ending June 30, 2011, extending a rally that began more than two years earlier. The year's solid returns came despite some periods of volatility, fueled in part by sovereign debt troubles spreading across Europe. Weak market conditions reversed in September, as increased demand for capital goods, along with other positive indicators, trumped investor fear about the potential for a recessionary relapse in the United States. The broad market, as measured by the S&P 500® Index, rose 9% in September, its biggest gain that month in 71 years. Seven more months of advances followed, fueled by encouraging corporate earnings and economic activity. Minor improvements in the job market early in 2011 did not convince investors the U.S. was headed for sustained economic growth. Stocks fell as a result, and six consecutive weeks of losses contributed to a traditional "June swoon." For the full year, the S&P 500® rose 30.69%. In comparison, the blue-chip-laden Dow Jones Industrial AverageSM climbed a comparable 30.37%, while the technology-heavy Nasdaq Composite® Index posted a 32.73% return. On the capitalization spectrum, stocks of mid-cap companies topped their small- and large-cap counterparts, with the Russell Midcap® Index advancing 38.47% and the Russell 2000® Index adding 37.41%.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Growth Discovery Fund: For the year, the fund's Retail Class shares rose 42.09%, solidly outpacing the 35.68% gain of the Russell 3000® Growth Index. Stock picking within technology, health care, consumer staples and consumer discretionary fueled results. In health care, shares of Canada-based Valeant Pharmaceuticals International rose sharply amid strong earnings growth stemming from solid operational execution. Several picks within tech provided a boost, including semiconductor makers QUALCOMM and ARM Holdings, and avoiding weak-performing computer maker and index component Hewlett-Packard. The fund's foreign investments also aided relative performance, bolstered in part by a weaker U.S. dollar. Conversely, positioning in financials was the most detrimental, led by an overweighting in Wells Fargo, which struggled amid mortgage-related settlements and issues facing the broader banking industry. Other disappointments included Cisco Systems and Medco Health Solutions. Networking equipment titan Cisco - the top individual detractor - saw its stock slump amid concerns about competitive pricing pressure and future growth prospects, while pharmacy benefits manager Medco fell on investors' concern that profit growth wasn't accelerating at a fast enough pace. Some of the stocks I've mentioned in this review were not in the benchmark, and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 to June 30, 2011
Growth Discovery	.65%
Actual		$ 1,000.00	$ 1,087.70	$ 3.36
Hypothetical A		$ 1,000.00	$ 1,021.57	$ 3.26
Class K	.46%
Actual		$ 1,000.00	$ 1,088.50	$ 2.38
Hypothetical A		$ 1,000.00	$ 1,022.51	$ 2.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	6.5
QUALCOMM, Inc.	3.6	3.9
Google, Inc. Class A	3.2	3.3
Exxon Mobil Corp.	3.2	3.6
United Technologies Corp.	3.0	2.7
Halliburton Co.	2.3	1.1
Oracle Corp.	1.9	1.1
Accenture PLC Class A	1.8	0.0
Baker Hughes, Inc.	1.6	0.0
WABCO Holdings, Inc.	1.5	1.4
	28.0
Top Five Market Sectors as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.8	28.4
Industrials	17.7	17.1
Energy	14.4	8.9
Consumer Discretionary	12.9	15.3
Health Care	6.6	12.4
Asset Allocation (% of fund's net assets)
As of June 30, 2011*		As of December 31, 2010**
	Stocks 98.6%		Stocks 96.3%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	19.7%	** Foreign investments	13.4%

Annual Report

Investments June 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.9%
Auto Components - 0.7%
Gentex Corp.	252,879	$ 7,645
Automobiles - 1.7%
Bayerische Motoren Werke AG (BMW)	78,846	7,868
Harley-Davidson, Inc.	169,594	6,948
Tesla Motors, Inc. (a)(d)	133,392	3,886
		18,702
Diversified Consumer Services - 0.8%
Anhanguera Educacional Participacoes SA	15,400	328
Kroton Educacional SA unit (a)	60,000	778
Weight Watchers International, Inc.	103,499	7,811
		8,917
Hotels, Restaurants & Leisure - 2.8%
Arcos Dorados Holdings, Inc.	24,400	515
Chipotle Mexican Grill, Inc. (a)	4,307	1,327
McDonald's Corp.	176,300	14,866
Starbucks Corp.	254,926	10,067
Starwood Hotels & Resorts Worldwide, Inc.	51,945	2,911
		29,686
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. (a)	54,508	11,146
Media - 0.9%
DIRECTV (a)	88,325	4,489
Discovery Communications, Inc. Class C (a)	112,550	4,114
Sun TV Ltd.	73,968	575
		9,178
Multiline Retail - 1.1%
Dollarama, Inc.	184,190	6,240
Dollarama, Inc. (e)	25,900	877
Target Corp.	110,439	5,181
		12,298
Specialty Retail - 3.9%
Bed Bath & Beyond, Inc. (a)	66,695	3,893
GOME Electrical Appliances Holdings Ltd.	3,107,000	1,242
Home Depot, Inc.	76,800	2,782
Lowe's Companies, Inc.	355,255	8,281
Ross Stores, Inc.	77,633	6,220
TJX Companies, Inc.	96,709	5,080
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	115,424	$ 7,454
Vitamin Shoppe, Inc. (a)	151,905	6,951
		41,903
Textiles, Apparel & Luxury Goods - 0.0%
Arezzo Industria e Comercio SA	4,000	56
TOTAL CONSUMER DISCRETIONARY		139,531
CONSUMER STAPLES - 3.9%
Beverages - 0.7%
The Coca-Cola Co.	113,600	7,644
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	19,100	1,552
Droga Raia SA	41,000	683
Drogasil SA	73,000	498
Walgreen Co.	190,376	8,083
Whole Foods Market, Inc.	16,202	1,028
		11,844
Food Products - 0.9%
Green Mountain Coffee Roasters, Inc. (a)	53,550	4,780
Mead Johnson Nutrition Co. Class A	66,131	4,467
		9,247
Personal Products - 1.2%
Estee Lauder Companies, Inc. Class A	11,934	1,255
Herbalife Ltd.	212,584	12,253
		13,508
TOTAL CONSUMER STAPLES		42,243
ENERGY - 14.4%
Energy Equipment & Services - 7.4%
Aker Solutions ASA	186,381	3,731
Baker Hughes, Inc.	237,510	17,234
Dresser-Rand Group, Inc. (a)	111,505	5,993
Halliburton Co.	486,123	24,792
National Oilwell Varco, Inc.	21,800	1,705
Oceaneering International, Inc.	134,956	5,466
Oil States International, Inc. (a)	21,900	1,750
Schlumberger Ltd.	152,401	13,167
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Transocean Ltd. (United States)	78,891	$ 5,093
Vantage Drilling Co. (a)	246,600	449
		79,380
Oil, Gas & Consumable Fuels - 7.0%
Anadarko Petroleum Corp.	40,381	3,100
Apache Corp.	26,259	3,240
Atlas Pipeline Partners, LP	65,268	2,151
Concho Resources, Inc. (a)	47,621	4,374
Denbury Resources, Inc. (a)	45,800	916
Exxon Mobil Corp.	420,837	34,248
Noble Energy, Inc.	10,900	977
Occidental Petroleum Corp.	147,627	15,359
Pioneer Natural Resources Co.	19,100	1,711
Valero Energy Corp.	71,500	1,828
Whiting Petroleum Corp. (a)	142,801	8,127
		76,031
TOTAL ENERGY		155,411
FINANCIALS - 5.4%
Capital Markets - 2.6%
BlackRock, Inc. Class A	46,591	8,937
Charles Schwab Corp.	218,651	3,597
Invesco Ltd.	297,921	6,971
JMP Group, Inc.	36,200	254
Noah Holdings Ltd. ADR (d)	165,650	1,862
T. Rowe Price Group, Inc.	48,578	2,931
The Blackstone Group LP	215,700	3,572
		28,124
Commercial Banks - 1.1%
Wells Fargo & Co.	410,373	11,515
Consumer Finance - 0.2%
Shriram Transport Finance Co. Ltd.	183,871	2,541
Diversified Financial Services - 1.1%
CME Group, Inc.	16,458	4,799
JPMorgan Chase & Co.	178,943	7,326
		12,125
Insurance - 0.1%
Qualicorp SA	91,800	876
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.3%
BR Malls Participacoes SA	236,500	$ 2,704
TOTAL FINANCIALS		57,885
HEALTH CARE - 6.6%
Biotechnology - 1.3%
Amarin Corp. PLC ADR (a)	145,600	2,107
Amgen, Inc. (a)	45,200	2,637
Biogen Idec, Inc. (a)	66,600	7,121
Human Genome Sciences, Inc. (a)	81,900	2,010
		13,875
Health Care Equipment & Supplies - 0.2%
Edwards Lifesciences Corp. (a)	22,538	1,965
Health Care Providers & Services - 1.0%
HMS Holdings Corp. (a)	16,700	1,284
Odontoprev SA	30,400	506
VCA Antech, Inc. (a)	412,159	8,738
		10,528
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	133,870	6,842
Illumina, Inc. (a)	56,681	4,260
Sequenom, Inc. (a)	152,072	1,148
		12,250
Pharmaceuticals - 3.0%
Aegerion Pharmaceuticals, Inc.	31,100	490
Allergan, Inc.	19,100	1,590
Novo Nordisk A/S Series B	109,455	13,714
Perrigo Co.	75,537	6,637
Valeant Pharmaceuticals International, Inc. (Canada) (d)	205,025	10,662
		33,093
TOTAL HEALTH CARE		71,711
INDUSTRIALS - 17.7%
Aerospace & Defense - 7.7%
Esterline Technologies Corp. (a)	105,951	8,095
Goodrich Corp.	161,521	15,425
Honeywell International, Inc.	171,919	10,245
Precision Castparts Corp.	69,953	11,518
Textron, Inc.	108,300	2,557
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
TransDigm Group, Inc. (a)	33,058	$ 3,015
United Technologies Corp.	363,130	32,141
		82,996
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	28,100	2,215
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR	29,400	863
Building Products - 0.1%
A.O. Smith Corp.	38,050	1,610
Commercial Services & Supplies - 0.3%
KAR Auction Services, Inc. (a)	58,165	1,100
Waste Connections, Inc.	57,750	1,832
		2,932
Construction & Engineering - 0.4%
Jacobs Engineering Group, Inc. (a)	112,131	4,850
Electrical Equipment - 3.4%
Acuity Brands, Inc.	46,566	2,597
AMETEK, Inc.	56,965	2,558
Cooper Industries PLC Class A	79,900	4,768
Crompton Greaves Ltd.	153,431	891
Emerson Electric Co.	236,436	13,300
Polypore International, Inc. (a)	74,385	5,046
Regal-Beloit Corp.	45,900	3,065
Roper Industries, Inc.	52,300	4,357
		36,582
Industrial Conglomerates - 0.4%
3M Co.	41,463	3,933
Machinery - 3.9%
CLARCOR, Inc.	122,829	5,807
Colfax Corp. (a)	48,718	1,208
Danaher Corp.	209,100	11,080
Flowserve Corp.	17,400	1,912
Ingersoll-Rand Co. Ltd.	61,723	2,803
WABCO Holdings, Inc. (a)	235,731	16,280
Weg SA	234,100	2,669
		41,759
Professional Services - 0.6%
51job, Inc. sponsored ADR (a)(d)	27,010	1,516
CoStar Group, Inc. (a)	11,965	709
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
IHS, Inc. Class A (a)	28,301	$ 2,361
Robert Half International, Inc.	54,520	1,474
		6,060
Trading Companies & Distributors - 0.6%
Mills Estruturas e Servicos de Engenharia SA	90,300	1,301
W.W. Grainger, Inc.	37,138	5,706
		7,007
TOTAL INDUSTRIALS		190,807
INFORMATION TECHNOLOGY - 30.8%
Communications Equipment - 3.7%
QUALCOMM, Inc.	678,779	38,548
ViaSat, Inc. (a)	28,250	1,222
		39,770
Computers & Peripherals - 7.3%
Apple, Inc. (a)	191,281	64,205
EMC Corp. (a)	158,440	4,365
NetApp, Inc. (a)	133,956	7,070
OCZ Technology Group, Inc. (a)(d)	133,672	1,069
SanDisk Corp. (a)	45,349	1,882
		78,591
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	18,500	999
IPG Photonics Corp. (a)	46,514	3,382
Keyence Corp.	8,100	2,299
		6,680
Internet Software & Services - 6.2%
Baidu.com, Inc. sponsored ADR (a)	18,962	2,657
Dice Holdings, Inc. (a)	203,058	2,745
eBay, Inc. (a)	101,162	3,264
Google, Inc. Class A (a)	67,991	34,429
KIT Digital, Inc. (a)(d)	378,896	4,524
Velti PLC (a)	276,259	4,672
VeriSign, Inc.	214,680	7,183
WebMD Health Corp. (a)	141,086	6,431
XO Group, Inc. (a)	106,638	1,061
		66,966
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.7%
Accenture PLC Class A	313,235	$ 18,926
Cognizant Technology Solutions Corp. Class A (a)	75,418	5,531
Fidelity National Information Services, Inc.	67,000	2,063
Heartland Payment Systems, Inc.	115,042	2,370
		28,890
Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc.	80,574	3,154
ARM Holdings PLC sponsored ADR (d)	368,019	10,463
ASML Holding NV	24,000	887
Avago Technologies Ltd.	313,125	11,899
Freescale Semiconductor Holdings I Ltd.	89,656	1,649
Linear Technology Corp.	127,000	4,194
		32,246
Software - 7.3%
ANSYS, Inc. (a)	40,549	2,217
Ariba, Inc. (a)	374,588	12,912
Check Point Software Technologies Ltd. (a)	118,300	6,725
Citrix Systems, Inc. (a)	90,357	7,229
Computer Modelling Group Ltd.	95,000	1,341
Concur Technologies, Inc. (a)	20,351	1,019
Informatica Corp. (a)	44,000	2,571
Intuit, Inc. (a)	80,253	4,162
Kingdee International Software Group Co. Ltd.	2,707,600	1,454
Oracle Corp.	616,071	20,275
RealPage, Inc.	33,504	887
Red Hat, Inc. (a)	55,100	2,529
salesforce.com, Inc. (a)	48,457	7,219
SolarWinds, Inc. (a)	171,627	4,486
VMware, Inc. Class A (a)	40,875	4,097
		79,123
TOTAL INFORMATION TECHNOLOGY		332,266
MATERIALS - 5.8%
Chemicals - 2.4%
Albemarle Corp.	31,300	2,166
CF Industries Holdings, Inc.	31,100	4,406
Ecolab, Inc.	31,300	1,765
FMC Corp.	50,773	4,367
Lanxess AG	25,500	2,093
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Praxair, Inc.	51,000	$ 5,528
The Mosaic Co.	80,277	5,437
		25,762
Containers & Packaging - 0.1%
Lock & Lock Co. Ltd.	18,480	751
Metals & Mining - 3.3%
Grande Cache Coal Corp. (a)	654,870	5,969
Iluka Resources Ltd.	306,856	5,522
Kenmare Resources PLC (a)	4,035,117	3,818
Major Drilling Group International, Inc.	199,200	2,592
Mirabela Nickel Ltd. (a)(d)	940,713	1,766
Mongolian Mining Corp.	882,000	1,090
Newmont Mining Corp.	147,619	7,967
Teck Resources Ltd. Class B (sub. vtg.)	59,200	3,009
Walter Energy, Inc.	35,200	4,076
		35,809
TOTAL MATERIALS		62,322
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	40,900	2,140
TIM Participacoes SA sponsored ADR (non-vtg.) (d)	187,500	9,227
		11,367
TOTAL COMMON STOCKS (Cost $911,987)		1,063,543
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 0.11% (b)	17,985,084	17,985
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	21,377,901	21,378
TOTAL MONEY MARKET FUNDS (Cost $39,363)		39,363
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $951,350)		1,102,906
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(23,791)
NET ASSETS - 100%		$ 1,079,115
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $877,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 35
Fidelity Securities Lending Cash Central Fund	152
Total	$ 187
Other Information

The following is a summary of the inputs used, as of June 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 139,531	$ 139,531	$ -	$ -
Consumer Staples	42,243	42,243	-	-
Energy	155,411	155,411	-	-
Financials	57,885	57,885	-	-
Health Care	71,711	57,997	13,714	-
Industrials	190,807	190,807	-	-
Information Technology	332,266	329,967	2,299	-
Materials	62,322	62,322	-	-
Telecommunication Services	11,367	11,367	-	-
Money Market Funds	39,363	39,363	-	-
Total Investments in Securities:	$ 1,102,906	$ 1,086,893	$ 16,013	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.3%
Ireland	3.1%
Canada	2.7%
Brazil	2.0%
Cayman Islands	1.5%
Denmark	1.3%
Netherlands Antilles	1.2%
United Kingdom	1.2%
Singapore	1.1%
Others (Individually Less Than 1%)	5.6%
100.0%
Income Tax Information

At June 30, 2011, the Fund had a capital loss carryforward of approximately $584,671,000 of which $324,240,000 and $260,431,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2011

Assets
Investment in securities, at value (including securities loaned of $20,938) - See accompanying schedule: Unaffiliated issuers (cost $911,987)	$ 1,063,543
Fidelity Central Funds (cost $39,363)	39,363
Total Investments (cost $951,350)		$ 1,102,906
Receivable for investments sold		9,425
Receivable for fund shares sold		1,214
Dividends receivable		431
Distributions receivable from Fidelity Central Funds		12
Other receivables		46
Total assets		1,114,034

Liabilities
Payable for investments purchased	$ 11,785
Payable for fund shares redeemed	1,170
Accrued management fee	333
Other affiliated payables	207
Other payables and accrued expenses	46
Collateral on securities loaned, at value	21,378
Total liabilities		34,919

Net Assets		$ 1,079,115
Net Assets consist of:
Paid in capital		$ 1,510,706
Undistributed net investment income		1,925
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(585,066)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,550
Net Assets		$ 1,079,115

Growth Discovery: Net Asset Value, offering price and redemption price per share ($932,375 ÷ 62,672 shares)		$ 14.88

Class K: Net Asset Value, offering price and redemption price per share ($146,740 ÷ 9,859 shares)		$ 14.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2011

Investment Income
Dividends		$ 8,648
Income from Fidelity Central Funds		187
Total income		8,835

Expenses
Management fee Basic fee	$ 4,846
Performance adjustment	(2,014)
Transfer agent fees	1,947
Accounting and security lending fees	300
Custodian fees and expenses	68
Independent trustees' compensation	5
Registration fees	78
Audit	53
Legal	5
Miscellaneous	8
Total expenses before reductions	5,296
Expense reductions	(42)	5,254
Net investment income (loss)		3,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	102,930
Foreign currency transactions	(164)
Total net realized gain (loss)		102,766
Change in net unrealized appreciation (depreciation) on: Investment securities		165,724
Net gain (loss)		268,490
Net increase (decrease) in net assets resulting from operations		$ 272,071

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2011	Year ended June 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,581	$ 731
Net realized gain (loss)	102,766	81,917
Change in net unrealized appreciation (depreciation)	165,724	53,023
Net increase (decrease) in net assets resulting from operations	272,071	135,671
Distributions to shareholders from net investment income	(2,086)	(2,312)
Distributions to shareholders from net realized gain	(3,054)	(417)
Total distributions	(5,140)	(2,729)
Share transactions - net increase (decrease)	166,122	(295,140)
Total increase (decrease) in net assets	433,053	(162,198)

Net Assets
Beginning of period	646,062	808,260
End of period (including undistributed net investment income of $1,925 and undistributed net investment income of $447, respectively)	$ 1,079,115	$ 646,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.54	$ 9.04	$ 14.61	$ 14.36	$ 11.60
Income from Investment Operations
Net investment income (loss) B	.05	.01	.04	.09	.07
Net realized and unrealized gain (loss)	4.37	1.52	(5.54)	.20	2.83
Total from investment operations	4.42	1.53	(5.50)	.29	2.90
Distributions from net investment income	(.03)	(.03)	(.07)	(.04)	(.12)
Distributions from net realized gain	(.05)	(.01)	-	-	(.02)
Total distributions	(.08)	(.03) F	(.07)	(.04)	(.14)
Net asset value, end of period	$ 14.88	$ 10.54	$ 9.04	$ 14.61	$ 14.36
Total Return A	42.09%	16.96%	(37.75)%	1.98%	25.24%
Ratios to Average Net Assets C,E
Expenses before reductions	.63%	.76%	.90%	.91%	.81%
Expenses net of fee waivers, if any	.63%	.76%	.90%	.91%	.81%
Expenses net of all reductions	.62%	.75%	.89%	.90%	.80%
Net investment income (loss)	.39%	.08%	.36%	.57%	.55%
Supplemental Data
Net assets, end of period (in millions)	$ 932	$ 604	$ 777	$ 1,768	$ 481
Portfolio turnover rate D	72%	87%	166%	150%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.03 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 9.05	$ 14.62	$ 14.94
Income from Investment Operations
Net investment income (loss) D	.08	.03	.05	.03
Net realized and unrealized gain (loss)	4.36	1.53	(5.53)	(.35)
Total from investment operations	4.44	1.56	(5.48)	(.32)
Distributions from net investment income	(.06)	(.05)	(.09)	-
Distributions from net realized gain	(.05)	(.01)	-	-
Total distributions	(.11)	(.06)I	(.09)	-
Net asset value, end of period	$ 14.88	$ 10.55	$ 9.05	$ 14.62
Total Return B, C	42.26%	17.25%	(37.60)%	(2.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.44%	.53%	.67%	.76% A
Expenses net of fee waivers, if any	.44%	.53%	.67%	.76% A
Expenses net of all reductions	.43%	.52%	.67%	.75% A
Net investment income (loss)	.58%	.31%	.59%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,740	$ 42,507	$ 30,939	$ 98
Portfolio turnover rate F	72%	87%	166%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 179,135
Gross unrealized depreciation	(31,881)
Net unrealized appreciation (depreciation) on securities and other investments	$ 147,254

Tax Cost	$ 955,652

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,832
Capital loss carryforward	$ (584,671)
Net unrealized appreciation (depreciation)	$ 147,249

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be June 30, 2012.

The tax character of distributions paid was as follows:

	June 30, 2011	June 30, 2010
Ordinary Income	$ 5,140	$ 2,729

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $771,280 and $613,844, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .33% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Discovery	$ 1,902.24
Class K	45.05
	$ 1,947

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $152. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2011	2010
From net investment income
Growth Discovery	$ 1,816	$ 2,117
Class K	270	195
Total	$ 2,086	$ 2,312
From net realized gain
Growth Discovery	$ 2,827	$ 400
Class K	227	17
Total	$ 3,054	$ 417

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2011	2010 A	2011	2010 A
Growth Discovery
Shares sold	19,688	5,616	$ 275,535	$ 60,227
Conversion to Class K	-	(1,190)	-	(11,761)
Reinvestment of distributions	350	241	4,463	2,421
Shares redeemed	(14,640)	(33,383)	(196,217)	(351,851)
Net increase (decrease)	5,398	(28,716)	$ 83,781	$ (300,964)
Class K
Shares sold	7,755	864	$ 109,446	$ 9,392
Conversion from Growth Discovery	-	1,190	-	11,761
Reinvestment of distributions	39	21	497	212
Shares redeemed	(1,966)	(1,463)	(27,602)	(15,541)
Net increase (decrease)	5,828	612	$ 82,341	$ 5,824

A Conversion transactions for Class K and Growth Discovery are presented for the period July 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for Robert W. Selander may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Previously, Mr. Selander served as Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Discovery voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Growth Discovery	08/08/11	08/05/11	$0.024	$0.055

Growth Discovery designates 100% and 98% of the dividends distributed in August and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth Discovery designates 100% and 89% of the dividends distributed in August and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) 1-800-544-5555

Automated line for quickest service

CII-UANN-0811
1.787730.108

Fidelity®
Growth Discovery
Fund -
Class K

Annual Report

June 30, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Despite bouts of short-term volatility, U.S. equities gained ground in the first half of 2011, buoyed by solid corporate earnings and modest improvement in employment. A strong start had the market up more than 100% off its March 2009 low, but investors were unnerved by this past March's natural disaster in Japan, while weaker economic data and new concern about Greek debt hurt performance during May and June. The longer-term outlook remains clouded by the impact of inflationary pressure and persistently high unemployment. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A, B	42.26%	5.87%	3.48%

A Prior to February 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Growth Discovery Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Discovery Fund - Class K on June 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered impressive double-digit gains for the 12 months ending June 30, 2011, extending a rally that began more than two years earlier. The year's solid returns came despite some periods of volatility, fueled in part by sovereign debt troubles spreading across Europe. Weak market conditions reversed in September, as increased demand for capital goods, along with other positive indicators, trumped investor fear about the potential for a recessionary relapse in the United States. The broad market, as measured by the S&P 500® Index, rose 9% in September, its biggest gain that month in 71 years. Seven more months of advances followed, fueled by encouraging corporate earnings and economic activity. Minor improvements in the job market early in 2011 did not convince investors the U.S. was headed for sustained economic growth. Stocks fell as a result, and six consecutive weeks of losses contributed to a traditional "June swoon." For the full year, the S&P 500® rose 30.69%. In comparison, the blue-chip-laden Dow Jones Industrial AverageSM climbed a comparable 30.37%, while the technology-heavy Nasdaq Composite® Index posted a 32.73% return. On the capitalization spectrum, stocks of mid-cap companies topped their small- and large-cap counterparts, with the Russell Midcap® Index advancing 38.47% and the Russell 2000® Index adding 37.41%.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Growth Discovery Fund: For the year, the fund's Class K shares rose 42.26%, solidly outpacing the 35.68% gain of the Russell 3000® Growth Index. Stock picking within technology, health care, consumer staples and consumer discretionary fueled results. In health care, shares of Canada-based Valeant Pharmaceuticals International rose sharply amid strong earnings growth stemming from solid operational execution. Several picks within tech provided a boost, including semiconductor makers QUALCOMM and ARM Holdings, and avoiding weak-performing computer maker and index component Hewlett-Packard. The fund's foreign investments also aided relative performance, bolstered in part by a weaker U.S. dollar. Conversely, positioning in financials was the most detrimental, led by an overweighting in Wells Fargo, which struggled amid mortgage-related settlements and issues facing the broader banking industry. Other disappointments included Cisco Systems and Medco Health Solutions. Networking equipment titan Cisco - the top individual detractor - saw its stock slump amid concerns about competitive pricing pressure and future growth prospects, while pharmacy benefits manager Medco fell on investors' concern that profit growth wasn't accelerating at a fast enough pace. Some of the stocks I've mentioned in this review were not in the benchmark, and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 to June 30, 2011
Growth Discovery	.65%
Actual		$ 1,000.00	$ 1,087.70	$ 3.36
Hypothetical A		$ 1,000.00	$ 1,021.57	$ 3.26
Class K	.46%
Actual		$ 1,000.00	$ 1,088.50	$ 2.38
Hypothetical A		$ 1,000.00	$ 1,022.51	$ 2.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.9	6.5
QUALCOMM, Inc.	3.6	3.9
Google, Inc. Class A	3.2	3.3
Exxon Mobil Corp.	3.2	3.6
United Technologies Corp.	3.0	2.7
Halliburton Co.	2.3	1.1
Oracle Corp.	1.9	1.1
Accenture PLC Class A	1.8	0.0
Baker Hughes, Inc.	1.6	0.0
WABCO Holdings, Inc.	1.5	1.4
	28.0
Top Five Market Sectors as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.8	28.4
Industrials	17.7	17.1
Energy	14.4	8.9
Consumer Discretionary	12.9	15.3
Health Care	6.6	12.4
Asset Allocation (% of fund's net assets)
As of June 30, 2011*		As of December 31, 2010**
	Stocks 98.6%		Stocks 96.3%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	19.7%	** Foreign investments	13.4%

Annual Report

Investments June 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.9%
Auto Components - 0.7%
Gentex Corp.	252,879	$ 7,645
Automobiles - 1.7%
Bayerische Motoren Werke AG (BMW)	78,846	7,868
Harley-Davidson, Inc.	169,594	6,948
Tesla Motors, Inc. (a)(d)	133,392	3,886
		18,702
Diversified Consumer Services - 0.8%
Anhanguera Educacional Participacoes SA	15,400	328
Kroton Educacional SA unit (a)	60,000	778
Weight Watchers International, Inc.	103,499	7,811
		8,917
Hotels, Restaurants & Leisure - 2.8%
Arcos Dorados Holdings, Inc.	24,400	515
Chipotle Mexican Grill, Inc. (a)	4,307	1,327
McDonald's Corp.	176,300	14,866
Starbucks Corp.	254,926	10,067
Starwood Hotels & Resorts Worldwide, Inc.	51,945	2,911
		29,686
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. (a)	54,508	11,146
Media - 0.9%
DIRECTV (a)	88,325	4,489
Discovery Communications, Inc. Class C (a)	112,550	4,114
Sun TV Ltd.	73,968	575
		9,178
Multiline Retail - 1.1%
Dollarama, Inc.	184,190	6,240
Dollarama, Inc. (e)	25,900	877
Target Corp.	110,439	5,181
		12,298
Specialty Retail - 3.9%
Bed Bath & Beyond, Inc. (a)	66,695	3,893
GOME Electrical Appliances Holdings Ltd.	3,107,000	1,242
Home Depot, Inc.	76,800	2,782
Lowe's Companies, Inc.	355,255	8,281
Ross Stores, Inc.	77,633	6,220
TJX Companies, Inc.	96,709	5,080
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	115,424	$ 7,454
Vitamin Shoppe, Inc. (a)	151,905	6,951
		41,903
Textiles, Apparel & Luxury Goods - 0.0%
Arezzo Industria e Comercio SA	4,000	56
TOTAL CONSUMER DISCRETIONARY		139,531
CONSUMER STAPLES - 3.9%
Beverages - 0.7%
The Coca-Cola Co.	113,600	7,644
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	19,100	1,552
Droga Raia SA	41,000	683
Drogasil SA	73,000	498
Walgreen Co.	190,376	8,083
Whole Foods Market, Inc.	16,202	1,028
		11,844
Food Products - 0.9%
Green Mountain Coffee Roasters, Inc. (a)	53,550	4,780
Mead Johnson Nutrition Co. Class A	66,131	4,467
		9,247
Personal Products - 1.2%
Estee Lauder Companies, Inc. Class A	11,934	1,255
Herbalife Ltd.	212,584	12,253
		13,508
TOTAL CONSUMER STAPLES		42,243
ENERGY - 14.4%
Energy Equipment & Services - 7.4%
Aker Solutions ASA	186,381	3,731
Baker Hughes, Inc.	237,510	17,234
Dresser-Rand Group, Inc. (a)	111,505	5,993
Halliburton Co.	486,123	24,792
National Oilwell Varco, Inc.	21,800	1,705
Oceaneering International, Inc.	134,956	5,466
Oil States International, Inc. (a)	21,900	1,750
Schlumberger Ltd.	152,401	13,167
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Transocean Ltd. (United States)	78,891	$ 5,093
Vantage Drilling Co. (a)	246,600	449
		79,380
Oil, Gas & Consumable Fuels - 7.0%
Anadarko Petroleum Corp.	40,381	3,100
Apache Corp.	26,259	3,240
Atlas Pipeline Partners, LP	65,268	2,151
Concho Resources, Inc. (a)	47,621	4,374
Denbury Resources, Inc. (a)	45,800	916
Exxon Mobil Corp.	420,837	34,248
Noble Energy, Inc.	10,900	977
Occidental Petroleum Corp.	147,627	15,359
Pioneer Natural Resources Co.	19,100	1,711
Valero Energy Corp.	71,500	1,828
Whiting Petroleum Corp. (a)	142,801	8,127
		76,031
TOTAL ENERGY		155,411
FINANCIALS - 5.4%
Capital Markets - 2.6%
BlackRock, Inc. Class A	46,591	8,937
Charles Schwab Corp.	218,651	3,597
Invesco Ltd.	297,921	6,971
JMP Group, Inc.	36,200	254
Noah Holdings Ltd. ADR (d)	165,650	1,862
T. Rowe Price Group, Inc.	48,578	2,931
The Blackstone Group LP	215,700	3,572
		28,124
Commercial Banks - 1.1%
Wells Fargo & Co.	410,373	11,515
Consumer Finance - 0.2%
Shriram Transport Finance Co. Ltd.	183,871	2,541
Diversified Financial Services - 1.1%
CME Group, Inc.	16,458	4,799
JPMorgan Chase & Co.	178,943	7,326
		12,125
Insurance - 0.1%
Qualicorp SA	91,800	876
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.3%
BR Malls Participacoes SA	236,500	$ 2,704
TOTAL FINANCIALS		57,885
HEALTH CARE - 6.6%
Biotechnology - 1.3%
Amarin Corp. PLC ADR (a)	145,600	2,107
Amgen, Inc. (a)	45,200	2,637
Biogen Idec, Inc. (a)	66,600	7,121
Human Genome Sciences, Inc. (a)	81,900	2,010
		13,875
Health Care Equipment & Supplies - 0.2%
Edwards Lifesciences Corp. (a)	22,538	1,965
Health Care Providers & Services - 1.0%
HMS Holdings Corp. (a)	16,700	1,284
Odontoprev SA	30,400	506
VCA Antech, Inc. (a)	412,159	8,738
		10,528
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	133,870	6,842
Illumina, Inc. (a)	56,681	4,260
Sequenom, Inc. (a)	152,072	1,148
		12,250
Pharmaceuticals - 3.0%
Aegerion Pharmaceuticals, Inc.	31,100	490
Allergan, Inc.	19,100	1,590
Novo Nordisk A/S Series B	109,455	13,714
Perrigo Co.	75,537	6,637
Valeant Pharmaceuticals International, Inc. (Canada) (d)	205,025	10,662
		33,093
TOTAL HEALTH CARE		71,711
INDUSTRIALS - 17.7%
Aerospace & Defense - 7.7%
Esterline Technologies Corp. (a)	105,951	8,095
Goodrich Corp.	161,521	15,425
Honeywell International, Inc.	171,919	10,245
Precision Castparts Corp.	69,953	11,518
Textron, Inc.	108,300	2,557
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
TransDigm Group, Inc. (a)	33,058	$ 3,015
United Technologies Corp.	363,130	32,141
		82,996
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	28,100	2,215
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR	29,400	863
Building Products - 0.1%
A.O. Smith Corp.	38,050	1,610
Commercial Services & Supplies - 0.3%
KAR Auction Services, Inc. (a)	58,165	1,100
Waste Connections, Inc.	57,750	1,832
		2,932
Construction & Engineering - 0.4%
Jacobs Engineering Group, Inc. (a)	112,131	4,850
Electrical Equipment - 3.4%
Acuity Brands, Inc.	46,566	2,597
AMETEK, Inc.	56,965	2,558
Cooper Industries PLC Class A	79,900	4,768
Crompton Greaves Ltd.	153,431	891
Emerson Electric Co.	236,436	13,300
Polypore International, Inc. (a)	74,385	5,046
Regal-Beloit Corp.	45,900	3,065
Roper Industries, Inc.	52,300	4,357
		36,582
Industrial Conglomerates - 0.4%
3M Co.	41,463	3,933
Machinery - 3.9%
CLARCOR, Inc.	122,829	5,807
Colfax Corp. (a)	48,718	1,208
Danaher Corp.	209,100	11,080
Flowserve Corp.	17,400	1,912
Ingersoll-Rand Co. Ltd.	61,723	2,803
WABCO Holdings, Inc. (a)	235,731	16,280
Weg SA	234,100	2,669
		41,759
Professional Services - 0.6%
51job, Inc. sponsored ADR (a)(d)	27,010	1,516
CoStar Group, Inc. (a)	11,965	709
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
IHS, Inc. Class A (a)	28,301	$ 2,361
Robert Half International, Inc.	54,520	1,474
		6,060
Trading Companies & Distributors - 0.6%
Mills Estruturas e Servicos de Engenharia SA	90,300	1,301
W.W. Grainger, Inc.	37,138	5,706
		7,007
TOTAL INDUSTRIALS		190,807
INFORMATION TECHNOLOGY - 30.8%
Communications Equipment - 3.7%
QUALCOMM, Inc.	678,779	38,548
ViaSat, Inc. (a)	28,250	1,222
		39,770
Computers & Peripherals - 7.3%
Apple, Inc. (a)	191,281	64,205
EMC Corp. (a)	158,440	4,365
NetApp, Inc. (a)	133,956	7,070
OCZ Technology Group, Inc. (a)(d)	133,672	1,069
SanDisk Corp. (a)	45,349	1,882
		78,591
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	18,500	999
IPG Photonics Corp. (a)	46,514	3,382
Keyence Corp.	8,100	2,299
		6,680
Internet Software & Services - 6.2%
Baidu.com, Inc. sponsored ADR (a)	18,962	2,657
Dice Holdings, Inc. (a)	203,058	2,745
eBay, Inc. (a)	101,162	3,264
Google, Inc. Class A (a)	67,991	34,429
KIT Digital, Inc. (a)(d)	378,896	4,524
Velti PLC (a)	276,259	4,672
VeriSign, Inc.	214,680	7,183
WebMD Health Corp. (a)	141,086	6,431
XO Group, Inc. (a)	106,638	1,061
		66,966
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.7%
Accenture PLC Class A	313,235	$ 18,926
Cognizant Technology Solutions Corp. Class A (a)	75,418	5,531
Fidelity National Information Services, Inc.	67,000	2,063
Heartland Payment Systems, Inc.	115,042	2,370
		28,890
Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc.	80,574	3,154
ARM Holdings PLC sponsored ADR (d)	368,019	10,463
ASML Holding NV	24,000	887
Avago Technologies Ltd.	313,125	11,899
Freescale Semiconductor Holdings I Ltd.	89,656	1,649
Linear Technology Corp.	127,000	4,194
		32,246
Software - 7.3%
ANSYS, Inc. (a)	40,549	2,217
Ariba, Inc. (a)	374,588	12,912
Check Point Software Technologies Ltd. (a)	118,300	6,725
Citrix Systems, Inc. (a)	90,357	7,229
Computer Modelling Group Ltd.	95,000	1,341
Concur Technologies, Inc. (a)	20,351	1,019
Informatica Corp. (a)	44,000	2,571
Intuit, Inc. (a)	80,253	4,162
Kingdee International Software Group Co. Ltd.	2,707,600	1,454
Oracle Corp.	616,071	20,275
RealPage, Inc.	33,504	887
Red Hat, Inc. (a)	55,100	2,529
salesforce.com, Inc. (a)	48,457	7,219
SolarWinds, Inc. (a)	171,627	4,486
VMware, Inc. Class A (a)	40,875	4,097
		79,123
TOTAL INFORMATION TECHNOLOGY		332,266
MATERIALS - 5.8%
Chemicals - 2.4%
Albemarle Corp.	31,300	2,166
CF Industries Holdings, Inc.	31,100	4,406
Ecolab, Inc.	31,300	1,765
FMC Corp.	50,773	4,367
Lanxess AG	25,500	2,093
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Praxair, Inc.	51,000	$ 5,528
The Mosaic Co.	80,277	5,437
		25,762
Containers & Packaging - 0.1%
Lock & Lock Co. Ltd.	18,480	751
Metals & Mining - 3.3%
Grande Cache Coal Corp. (a)	654,870	5,969
Iluka Resources Ltd.	306,856	5,522
Kenmare Resources PLC (a)	4,035,117	3,818
Major Drilling Group International, Inc.	199,200	2,592
Mirabela Nickel Ltd. (a)(d)	940,713	1,766
Mongolian Mining Corp.	882,000	1,090
Newmont Mining Corp.	147,619	7,967
Teck Resources Ltd. Class B (sub. vtg.)	59,200	3,009
Walter Energy, Inc.	35,200	4,076
		35,809
TOTAL MATERIALS		62,322
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	40,900	2,140
TIM Participacoes SA sponsored ADR (non-vtg.) (d)	187,500	9,227
		11,367
TOTAL COMMON STOCKS (Cost $911,987)		1,063,543
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 0.11% (b)	17,985,084	17,985
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	21,377,901	21,378
TOTAL MONEY MARKET FUNDS (Cost $39,363)		39,363
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $951,350)		1,102,906
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(23,791)
NET ASSETS - 100%		$ 1,079,115
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $877,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 35
Fidelity Securities Lending Cash Central Fund	152
Total	$ 187
Other Information

The following is a summary of the inputs used, as of June 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 139,531	$ 139,531	$ -	$ -
Consumer Staples	42,243	42,243	-	-
Energy	155,411	155,411	-	-
Financials	57,885	57,885	-	-
Health Care	71,711	57,997	13,714	-
Industrials	190,807	190,807	-	-
Information Technology	332,266	329,967	2,299	-
Materials	62,322	62,322	-	-
Telecommunication Services	11,367	11,367	-	-
Money Market Funds	39,363	39,363	-	-
Total Investments in Securities:	$ 1,102,906	$ 1,086,893	$ 16,013	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.3%
Ireland	3.1%
Canada	2.7%
Brazil	2.0%
Cayman Islands	1.5%
Denmark	1.3%
Netherlands Antilles	1.2%
United Kingdom	1.2%
Singapore	1.1%
Others (Individually Less Than 1%)	5.6%
100.0%
Income Tax Information

At June 30, 2011, the Fund had a capital loss carryforward of approximately $584,671,000 of which $324,240,000 and $260,431,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2011

Assets
Investment in securities, at value (including securities loaned of $20,938) - See accompanying schedule: Unaffiliated issuers (cost $911,987)	$ 1,063,543
Fidelity Central Funds (cost $39,363)	39,363
Total Investments (cost $951,350)		$ 1,102,906
Receivable for investments sold		9,425
Receivable for fund shares sold		1,214
Dividends receivable		431
Distributions receivable from Fidelity Central Funds		12
Other receivables		46
Total assets		1,114,034

Liabilities
Payable for investments purchased	$ 11,785
Payable for fund shares redeemed	1,170
Accrued management fee	333
Other affiliated payables	207
Other payables and accrued expenses	46
Collateral on securities loaned, at value	21,378
Total liabilities		34,919

Net Assets		$ 1,079,115
Net Assets consist of:
Paid in capital		$ 1,510,706
Undistributed net investment income		1,925
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(585,066)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		151,550
Net Assets		$ 1,079,115

Growth Discovery: Net Asset Value, offering price and redemption price per share ($932,375 ÷ 62,672 shares)		$ 14.88

Class K: Net Asset Value, offering price and redemption price per share ($146,740 ÷ 9,859 shares)		$ 14.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended June 30, 2011

Investment Income
Dividends		$ 8,648
Income from Fidelity Central Funds		187
Total income		8,835

Expenses
Management fee Basic fee	$ 4,846
Performance adjustment	(2,014)
Transfer agent fees	1,947
Accounting and security lending fees	300
Custodian fees and expenses	68
Independent trustees' compensation	5
Registration fees	78
Audit	53
Legal	5
Miscellaneous	8
Total expenses before reductions	5,296
Expense reductions	(42)	5,254
Net investment income (loss)		3,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	102,930
Foreign currency transactions	(164)
Total net realized gain (loss)		102,766
Change in net unrealized appreciation (depreciation) on: Investment securities		165,724
Net gain (loss)		268,490
Net increase (decrease) in net assets resulting from operations		$ 272,071

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2011	Year ended June 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,581	$ 731
Net realized gain (loss)	102,766	81,917
Change in net unrealized appreciation (depreciation)	165,724	53,023
Net increase (decrease) in net assets resulting from operations	272,071	135,671
Distributions to shareholders from net investment income	(2,086)	(2,312)
Distributions to shareholders from net realized gain	(3,054)	(417)
Total distributions	(5,140)	(2,729)
Share transactions - net increase (decrease)	166,122	(295,140)
Total increase (decrease) in net assets	433,053	(162,198)

Net Assets
Beginning of period	646,062	808,260
End of period (including undistributed net investment income of $1,925 and undistributed net investment income of $447, respectively)	$ 1,079,115	$ 646,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.54	$ 9.04	$ 14.61	$ 14.36	$ 11.60
Income from Investment Operations
Net investment income (loss) B	.05	.01	.04	.09	.07
Net realized and unrealized gain (loss)	4.37	1.52	(5.54)	.20	2.83
Total from investment operations	4.42	1.53	(5.50)	.29	2.90
Distributions from net investment income	(.03)	(.03)	(.07)	(.04)	(.12)
Distributions from net realized gain	(.05)	(.01)	-	-	(.02)
Total distributions	(.08)	(.03) F	(.07)	(.04)	(.14)
Net asset value, end of period	$ 14.88	$ 10.54	$ 9.04	$ 14.61	$ 14.36
Total Return A	42.09%	16.96%	(37.75)%	1.98%	25.24%
Ratios to Average Net Assets C,E
Expenses before reductions	.63%	.76%	.90%	.91%	.81%
Expenses net of fee waivers, if any	.63%	.76%	.90%	.91%	.81%
Expenses net of all reductions	.62%	.75%	.89%	.90%	.80%
Net investment income (loss)	.39%	.08%	.36%	.57%	.55%
Supplemental Data
Net assets, end of period (in millions)	$ 932	$ 604	$ 777	$ 1,768	$ 481
Portfolio turnover rate D	72%	87%	166%	150%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.03 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 9.05	$ 14.62	$ 14.94
Income from Investment Operations
Net investment income (loss) D	.08	.03	.05	.03
Net realized and unrealized gain (loss)	4.36	1.53	(5.53)	(.35)
Total from investment operations	4.44	1.56	(5.48)	(.32)
Distributions from net investment income	(.06)	(.05)	(.09)	-
Distributions from net realized gain	(.05)	(.01)	-	-
Total distributions	(.11)	(.06)I	(.09)	-
Net asset value, end of period	$ 14.88	$ 10.55	$ 9.05	$ 14.62
Total Return B, C	42.26%	17.25%	(37.60)%	(2.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.44%	.53%	.67%	.76% A
Expenses net of fee waivers, if any	.44%	.53%	.67%	.76% A
Expenses net of all reductions	.43%	.52%	.67%	.75% A
Net investment income (loss)	.58%	.31%	.59%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,740	$ 42,507	$ 30,939	$ 98
Portfolio turnover rate F	72%	87%	166%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Discovery and Class K shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 179,135
Gross unrealized depreciation	(31,881)
Net unrealized appreciation (depreciation) on securities and other investments	$ 147,254

Tax Cost	$ 955,652

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,832
Capital loss carryforward	$ (584,671)
Net unrealized appreciation (depreciation)	$ 147,249

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be June 30, 2012.

The tax character of distributions paid was as follows:

	June 30, 2011	June 30, 2010
Ordinary Income	$ 5,140	$ 2,729

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $771,280 and $613,844, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .33% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Discovery	$ 1,902.24
Class K	45.05
	$ 1,947

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $152. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2011	2010
From net investment income
Growth Discovery	$ 1,816	$ 2,117
Class K	270	195
Total	$ 2,086	$ 2,312
From net realized gain
Growth Discovery	$ 2,827	$ 400
Class K	227	17
Total	$ 3,054	$ 417

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2011	2010 A	2011	2010 A
Growth Discovery
Shares sold	19,688	5,616	$ 275,535	$ 60,227
Conversion to Class K	-	(1,190)	-	(11,761)
Reinvestment of distributions	350	241	4,463	2,421
Shares redeemed	(14,640)	(33,383)	(196,217)	(351,851)
Net increase (decrease)	5,398	(28,716)	$ 83,781	$ (300,964)
Class K
Shares sold	7,755	864	$ 109,446	$ 9,392
Conversion from Growth Discovery	-	1,190	-	11,761
Reinvestment of distributions	39	21	497	212
Shares redeemed	(1,966)	(1,463)	(27,602)	(15,541)
Net increase (decrease)	5,828	612	$ 82,341	$ 5,824

A Conversion transactions for Class K and Growth Discovery are presented for the period July 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for Robert W. Selander may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Previously, Mr. Selander served as Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Discovery voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	08/08/11	08/05/11	$0.037	$0.055

Class K designates 99% and 79% of the dividends distributed in August and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 95% and 72% of the dividends distributed in August and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
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Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

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Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

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Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

CII-K-UANN-0811
1.863270.102

Fidelity®
Mega Cap Stock
Fund

Annual Report

June 30, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Despite bouts of short-term volatility, U.S. equities gained ground in the first half of 2011, buoyed by solid corporate earnings and modest improvement in employment. A strong start had the market up more than 100% off its March 2009 low, but investors were unnerved by this past March's natural disaster in Japan, while weaker economic data and new concern about Greek debt hurt performance during May and June. The longer-term outlook remains clouded by the impact of inflationary pressure and persistently high unemployment. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mega Cap Stock Fund A	29.61%	2.81%	2.70%

A Prior to December 1, 2007, Fidelity Mega Cap Stock Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mega Cap Stock Fund, a class of the fund, on June 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered impressive double-digit gains for the 12 months ending June 30, 2011, extending a rally that began more than two years earlier. The year's solid returns came despite some periods of volatility, fueled in part by sovereign debt troubles spreading across Europe. Weak market conditions reversed in September, as increased demand for capital goods, along with other positive indicators, trumped investor fear about the potential for a recessionary relapse in the United States. The broad market, as measured by the S&P 500® Index, rose 9% in September, its biggest gain that month in 71 years. Seven more months of advances followed, fueled by encouraging corporate earnings and economic activity. Minor improvements in the job market early in 2011 did not convince investors the U.S. was headed for sustained economic growth. Stocks fell as a result, and six consecutive weeks of losses contributed to a traditional "June swoon." For the full year, the S&P 500® rose 30.69%. In comparison, the blue-chip-laden Dow Jones Industrial AverageSM climbed a comparable 30.37%, while the technology-heavy Nasdaq Composite® Index posted a 32.73% return. On the capitalization spectrum, stocks of mid-cap companies topped their small- and large-cap counterparts, with the Russell Midcap® Index advancing 38.47% and the Russell 2000® Index adding 37.41%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Mega Cap Stock Fund: For the year, the fund's Retail Class shares returned 29.61%, modestly ahead of the 29.22% gain of the mega-cap proxy Russell Top 200® Index but trailing the S&P 500®. The fund's outperformance was entirely driven by security selection, particularly within information technology and consumer staples. The fund's foreign holdings also added value, aided by a weaker U.S. dollar. Conversely, sector positioning was a modest drag, especially overweightings in banks and diversified financials. Avoiding insurance-focused conglomerate and benchmark component Berkshire Hathaway was the top relative contributor, as the stock lost ground when the market sought names with higher leverage to an economic recovery. The fund benefited from out-of-index investments in the shares of two automakers, Volkswagen and Porsche Automobil Holding, both of which gained more than 100% during the period. Conversely, networking gear maker Cisco Systems cut its earnings estimate during the period, and the stock suffered. Shares of Bank of America and Wells Fargo each lost ground during the 12 months due to issues facing the mortgage industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its prorata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its prorata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 to June 30, 2011
Class A	1.05%
Actual		$ 1,000.00	$ 1,042.20	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.32%
Actual		$ 1,000.00	$ 1,041.10	$ 6.68
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.61
Class B	1.82%
Actual		$ 1,000.00	$ 1,038.30	$ 9.20
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Class C	1.80%
Actual		$ 1,000.00	$ 1,038.40	$ 9.10
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Mega Cap Stock	.79%
Actual		$ 1,000.00	$ 1,044.00	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,044.20	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the onehalf year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	5.1	5.5
Exxon Mobil Corp.	4.5	5.1
JPMorgan Chase & Co.	4.2	4.9
Apple, Inc.	3.6	3.5
Chevron Corp.	3.3	2.9
PepsiCo, Inc.	2.5	1.8
Pfizer, Inc.	2.3	2.2
Google, Inc. Class A	2.1	1.8
Microsoft Corp.	1.9	0.0
Merck & Co., Inc.	1.8	1.7
	31.3
Top Five Market Sectors as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.0	22.7
Financials	17.5	20.2
Consumer Discretionary	12.3	11.3
Consumer Staples	11.9	10.0
Health Care	11.8	10.7
Asset Allocation (% of fund's net assets)
As of June 30, 2011 *		As of December 31, 2010 **
	Stocks 99.8%		Stocks 99.4%
	Convertible Securities 0.1%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.4%	** Foreign investments	10.5%

Annual Report

Investments June 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
Johnson Controls, Inc.	34,100	$ 1,420,606
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW)	19,279	1,923,951
Distributors - 0.3%
Li & Fung Ltd.	1,178,000	2,346,387
Hotels, Restaurants & Leisure - 2.2%
McDonald's Corp.	163,900	13,820,048
Yum! Brands, Inc.	117,600	6,496,224
		20,316,272
Media - 3.2%
Comcast Corp. Class A (special) (non-vtg.)	474,000	11,485,020
News Corp. Class A	136,000	2,407,200
Time Warner, Inc.	325,900	11,852,983
Viacom, Inc. Class B (non-vtg.)	82,400	4,202,400
		29,947,603
Multiline Retail - 1.5%
Target Corp.	306,100	14,359,151
Specialty Retail - 2.8%
Home Depot, Inc.	217,800	7,888,716
Lowe's Companies, Inc.	481,400	11,221,434
Staples, Inc.	456,343	7,210,219
		26,320,369
TOTAL CONSUMER DISCRETIONARY		96,634,339
CONSUMER STAPLES - 11.9%
Beverages - 4.0%
Diageo PLC sponsored ADR	43,900	3,594,093
Dr Pepper Snapple Group, Inc.	65,800	2,758,994
PepsiCo, Inc.	323,200	22,762,976
The Coca-Cola Co.	115,100	7,745,079
		36,861,142
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	175,600	6,599,048
Sysco Corp.	86,500	2,697,070
Walgreen Co.	224,300	9,523,778
		18,819,896
Food Products - 0.8%
Danone	104,617	7,806,305
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 3.9%
Colgate-Palmolive Co.	98,600	$ 8,618,626
Kimberly-Clark Corp.	99,600	6,629,376
Procter & Gamble Co.	264,400	16,807,908
Reckitt Benckiser Group PLC	80,300	4,433,247
		36,489,157
Tobacco - 1.2%
British American Tobacco PLC sponsored ADR	66,700	5,869,600
Philip Morris International, Inc.	80,630	5,383,665
		11,253,265
TOTAL CONSUMER STAPLES		111,229,765
ENERGY - 11.0%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	30,300	2,198,568
Transocean Ltd. (United States)	14,400	929,664
Weatherford International Ltd. (a)	107,700	2,019,375
		5,147,607
Oil, Gas & Consumable Fuels - 10.4%
Apache Corp.	7,600	937,764
Chevron Corp.	297,300	30,574,332
Exxon Mobil Corp.	513,271	41,769,994
Occidental Petroleum Corp.	74,400	7,740,576
Royal Dutch Shell PLC Class A sponsored ADR	110,700	7,874,091
Suncor Energy, Inc.	154,500	6,055,682
Williams Companies, Inc.	71,500	2,162,875
		97,115,314
TOTAL ENERGY		102,262,921
FINANCIALS - 17.5%
Capital Markets - 1.3%
Bank of New York Mellon Corp.	110,100	2,820,762
Charles Schwab Corp.	78,700	1,294,615
Goldman Sachs Group, Inc.	13,300	1,770,097
Morgan Stanley	78,800	1,813,188
Northern Trust Corp.	86,700	3,984,732
		11,683,394
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 8.5%
BB&T Corp.	460,000	$ 12,346,400
Standard Chartered PLC (United Kingdom)	152,756	4,015,690
U.S. Bancorp	618,900	15,788,139
Wells Fargo & Co.	1,687,130	47,340,866
		79,491,095
Diversified Financial Services - 7.1%
Bank of America Corp.	1,171,635	12,841,120
Citigroup, Inc.	336,470	14,010,611
JPMorgan Chase & Co.	960,100	39,306,494
		66,158,225
Insurance - 0.3%
MetLife, Inc.	61,100	2,680,457
Real Estate Investment Trusts - 0.3%
Public Storage	11,000	1,254,110
Weyerhaeuser Co.	72,100	1,576,106
		2,830,216
TOTAL FINANCIALS		162,843,387
HEALTH CARE - 11.8%
Biotechnology - 1.9%
Amgen, Inc. (a)	231,890	13,530,782
Gilead Sciences, Inc. (a)	96,300	3,987,783
		17,518,565
Health Care Providers & Services - 1.9%
McKesson Corp.	107,700	9,009,105
Medco Health Solutions, Inc. (a)	157,500	8,901,900
		17,911,005
Pharmaceuticals - 8.0%
Abbott Laboratories	170,100	8,950,662
GlaxoSmithKline PLC sponsored ADR	212,300	9,107,670
Johnson & Johnson	239,100	15,904,932
Merck & Co., Inc.	482,000	17,009,780
Pfizer, Inc.	1,033,700	21,294,220
Roche Holding AG (participation certificate)	14,544	2,434,092
		74,701,356
TOTAL HEALTH CARE		110,130,926
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.2%
Aerospace & Defense - 3.8%
Honeywell International, Inc.	233,700	$ 13,926,183
Precision Castparts Corp.	10,300	1,695,895
The Boeing Co.	93,400	6,905,062
United Technologies Corp.	140,800	12,462,208
		34,989,348
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	93,500	6,818,955
Commercial Services & Supplies - 0.2%
Waste Management, Inc.	55,500	2,068,485
Electrical Equipment - 0.7%
Alstom SA	14,992	924,508
Emerson Electric Co.	95,100	5,349,375
		6,273,883
Industrial Conglomerates - 2.5%
General Electric Co.	828,900	15,633,054
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	295,797	7,596,067
		23,229,121
Machinery - 2.5%
Atlas Copco AB (A Shares)	18,200	479,144
Cummins, Inc.	8,600	890,014
Danaher Corp.	132,900	7,042,371
Ingersoll-Rand Co. Ltd.	336,699	15,289,502
		23,701,031
Professional Services - 0.4%
Bureau Veritas SA	43,000	3,632,015
Road & Rail - 0.4%
Union Pacific Corp.	34,700	3,622,680
TOTAL INDUSTRIALS		104,335,518
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 3.5%
Cisco Systems, Inc.	942,200	14,707,742
Juniper Networks, Inc. (a)	169,765	5,347,598
QUALCOMM, Inc.	226,800	12,879,972
		32,935,312
Computers & Peripherals - 6.0%
Apple, Inc. (a)	100,800	33,835,536
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	428,100	$ 11,794,155
Hewlett-Packard Co.	275,900	10,042,760
		55,672,451
Electronic Equipment & Components - 0.8%
Corning, Inc.	428,400	7,775,460
Internet Software & Services - 2.7%
eBay, Inc. (a)	178,800	5,769,876
Google, Inc. Class A (a)	37,550	19,014,569
		24,784,445
IT Services - 5.1%
Accenture PLC Class A	83,300	5,032,986
Cognizant Technology Solutions Corp. Class A (a)	19,500	1,430,130
International Business Machines Corp.	95,500	16,383,025
MasterCard, Inc. Class A	47,800	14,404,052
Visa, Inc. Class A	122,100	10,288,146
		47,538,339
Semiconductors & Semiconductor Equipment - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,138,974	2,863,035
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	266,100	3,355,521
Texas Instruments, Inc.	194,600	6,388,718
		12,607,274
Software - 3.5%
Autonomy Corp. PLC (a)	321,547	8,808,987
Microsoft Corp.	661,600	17,201,600
Oracle Corp.	191,500	6,302,265
		32,312,852
TOTAL INFORMATION TECHNOLOGY		213,626,133
MATERIALS - 0.4%
Chemicals - 0.4%
Air Products & Chemicals, Inc.	8,200	783,756
PPG Industries, Inc.	21,000	1,906,590
Praxair, Inc.	5,600	606,984
		3,297,330
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Koninklijke KPN NV	37,928	551,720
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	45,200	$ 2,365,316
TOTAL TELECOMMUNICATION SERVICES		2,917,036
UTILITIES - 0.4%
Electric Utilities - 0.2%
PPL Corp.	83,030	2,310,725
Multi-Utilities - 0.2%
National Grid PLC	160,200	1,576,991
TOTAL UTILITIES		3,887,716
TOTAL COMMON STOCKS (Cost $864,473,285)		911,165,071
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75% (a)	18,100	987,581
Nonconvertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 1.9%
Automobiles - 1.9%
Porsche Automobil Holding SE (Germany)	124,425	9,870,811
Volkswagen AG	36,600	7,556,078
		17,426,889
TOTAL PREFERRED STOCKS (Cost $13,113,515)		18,414,470
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,330,013	$ 1,330,013
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	7,277,050	7,277,050
TOTAL MONEY MARKET FUNDS (Cost $8,607,063)		8,607,063
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $886,193,863)		938,186,604
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(7,656,328)
NET ASSETS - 100%		$ 930,530,276
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,187
Fidelity Securities Lending Cash Central Fund	53,083
Total	$ 59,270
Other Information

The following is a summary of the inputs used, as of June 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 114,061,228	$ 114,061,228	$ -	$ -
Consumer Staples	111,229,765	111,229,765	-	-
Energy	102,262,921	102,262,921	-	-
Financials	162,843,387	162,843,387	-	-
Health Care	110,130,926	110,130,926	-	-
Industrials	104,335,518	104,335,518	-	-
Information Technology	213,626,133	210,763,098	2,863,035	-
Materials	3,297,330	3,297,330	-	-
Telecommunication Services	2,917,036	2,917,036	-	-
Utilities	4,875,297	2,310,725	2,564,572	-
Money Market Funds	8,607,063	8,607,063	-	-
Total Investments in Securities:	$ 938,186,604	$ 932,758,997	$ 5,427,607	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.6%
United Kingdom	4.8%
Ireland	2.1%
Germany	2.1%
France	1.3%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At June 30, 2011, the Fund had a capital loss carryforward of approximately $155,338,072 of which $45,984,850 and $109,353,222 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2011

Assets
Investment in securities, at value (including securities loaned of $7,400,976) - See accompanying schedule: Unaffiliated issuers (cost $877,586,800)	$ 929,579,541
Fidelity Central Funds (cost $8,607,063)	8,607,063
Total Investments (cost $886,193,863)		$ 938,186,604
Foreign currency held at value (cost $89,126)		89,126
Receivable for investments sold		3,846,410
Receivable for fund shares sold		777,146
Dividends receivable		1,304,951
Distributions receivable from Fidelity Central Funds		7,810
Other receivables		13,905
Total assets		944,225,952

Liabilities
Payable for investments purchased	$ 5,130,567
Payable for fund shares redeemed	658,533
Accrued management fee	344,344
Distribution and service plan fees payable	3,725
Other affiliated payables	228,977
Other payables and accrued expenses	52,480
Collateral on securities loaned, at value	7,277,050
Total liabilities		13,695,676

Net Assets		$ 930,530,276
Net Assets consist of:
Paid in capital		$ 1,037,424,390
Undistributed net investment income		4,847,983
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(163,742,952)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,000,855
Net Assets		$ 930,530,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

June 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,169,416 ÷ 401,977 shares)	$ 10.37

Maximum offering price per share (100/94.25 of $10.37)	$ 11.00
Class T: Net Asset Value and redemption price per share ($1,681,938 ÷ 162,109 shares)	$ 10.38

Maximum offering price per share (100/96.50 of $10.38)	$ 10.76
Class B: Net Asset Value and offering price per share ($764,473 ÷ 74,246 shares)A	$ 10.30

Class C: Net Asset Value and offering price per share ($1,913,350 ÷ 186,129 shares)A	$ 10.28

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($785,233,078 ÷ 75,274,525 shares)	$ 10.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($136,768,021 ÷ 13,153,276 shares)	$ 10.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2011

Investment Income
Dividends		$ 13,200,663
Income from Fidelity Central Funds		59,270
Total income		13,259,933

Expenses
Management fee	$ 3,327,803
Transfer agent fees	1,917,025
Distribution and service plan fees	36,578
Accounting and security lending fees	257,395
Custodian fees and expenses	61,662
Independent trustees' compensation	3,741
Registration fees	104,770
Audit	49,927
Legal	3,322
Interest	104
Miscellaneous	6,794
Total expenses before reductions	5,769,121
Expense reductions	(20,080)	5,749,041
Net investment income (loss)		7,510,892
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,228,693
Foreign currency transactions	4,261
Total net realized gain (loss)		43,232,954
Change in net unrealized appreciation (depreciation) on: Investment securities	104,529,128
Assets and liabilities in foreign currencies	8,205
Total change in net unrealized appreciation (depreciation)		104,537,333
Net gain (loss)		147,770,287
Net increase (decrease) in net assets resulting from operations		$ 155,281,179

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2011	Year ended June 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,510,892	$ 3,756,100
Net realized gain (loss)	43,232,954	30,192,409
Change in net unrealized appreciation (depreciation)	104,537,333	(24,008,122)
Net increase (decrease) in net assets resulting from operations	155,281,179	9,940,387
Distributions to shareholders from net investment income	(4,840,262)	(4,677,008)
Share transactions - net increase (decrease)	273,329,633	245,831,887
Total increase (decrease) in net assets	423,770,550	251,095,266

Net Assets
Beginning of period	506,759,726	255,664,460
End of period (including undistributed net investment income of $4,847,983 and undistributed net investment income of $2,173,091, respectively)	$ 930,530,276	$ 506,759,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 7.20	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.07	.06	.10	.05
Net realized and unrealized gain (loss)	2.28	.92	(2.65)	(.77)
Total from investment operations	2.35	.98	(2.55)	(.72)
Distributions from net investment income	(.05)	(.11)	(.12)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.05)	(.11)	(.14)	-
Net asset value, end of period	$ 10.37	$ 8.07	$ 7.20	$ 9.89
Total Return B,C,D	29.23%	13.65%	(25.98)%	(6.79)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.06%	1.10%	1.13%	1.02% A
Expenses net of fee waivers, if any	1.06%	1.10%	1.13%	1.02% A
Expenses net of all reductions	1.06%	1.10%	1.13%	1.01% A
Net investment income (loss)	.76%	.66%	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,169	$ 2,238	$ 806	$ 106
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 7.20	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.03	.09	.04
Net realized and unrealized gain (loss)	2.29	.93	(2.67)	(.77)
Total from investment operations	2.34	.96	(2.58)	(.73)
Distributions from net investment income	(.03)	(.09)	(.08)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.03)	(.09)	(.10)	-
Net asset value, end of period	$ 10.38	$ 8.07	$ 7.20	$ 9.88
Total Return B,C,D	29.08%	13.32%	(26.21)%	(6.88)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.32%	1.36%	1.36%	1.32% A
Expenses net of fee waivers, if any	1.32%	1.36%	1.36%	1.32% A
Expenses net of all reductions	1.32%	1.35%	1.36%	1.32% A
Net investment income (loss)	.50%	.41%	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,682	$ 1,073	$ 446	$ 136
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.02	$ 7.19	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	-K	(.01)	.05	.02
Net realized and unrealized gain (loss)	2.28	.92	(2.66)	(.76)
Total from investment operations	2.28	.91	(2.61)	(.74)
Distributions from net investment income	-	(.08)	(.05)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	(.08)	(.07)	-
Net asset value, end of period	$ 10.30	$ 8.02	$ 7.19	$ 9.87
Total Return B,C,D	28.43%	12.60%	(26.56)%	(6.97)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.83%	1.88%	1.88%	1.73% A
Expenses net of fee waivers, if any	1.83%	1.88%	1.88%	1.73% A
Expenses net of all reductions	1.82%	1.88%	1.88%	1.73% A
Net investment income (loss)	.00% H	(.12)%	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 764	$ 667	$ 263	$ 107
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.01	$ 7.16	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	-J	(.01)	.05	.02
Net realized and unrealized gain (loss)	2.27	.92	(2.66)	(.76)
Total from investment operations	2.27	.91	(2.61)	(.74)
Distributions from net investment income	-	(.06)	(.08)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	(.06)	(.10)	-
Net asset value, end of period	$ 10.28	$ 8.01	$ 7.16	$ 9.87
Total Return B,C,D	28.34%	12.72%	(26.56)%	(6.97)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.81%	1.86%	1.88%	1.71% A
Expenses net of fee waivers, if any	1.81%	1.86%	1.88%	1.71% A
Expenses net of all reductions	1.81%	1.85%	1.88%	1.71% A
Net investment income (loss)	.01%	(.10)%	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,913	$ 807	$ 470	$ 98
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.11	$ 7.23	$ 9.91	$ 12.06	$ 10.31
Income from Investment Operations
Net investment income (loss) B	.10	.08	.13	.14	.09
Net realized and unrealized gain (loss)	2.29	.93	(2.67)	(1.60)	1.93
Total from investment operations	2.39	1.01	(2.54)	(1.46)	2.02
Distributions from net investment income	(.07)	(.13)	(.12)	(.07)	(.09)
Distributions from net realized gain	-	-	(.02)	(.62)	(.18)
Total distributions	(.07)	(.13)	(.14)	(.69)	(.27)
Net asset value, end of period	$ 10.43	$ 8.11	$ 7.23	$ 9.91	$ 12.06
Total Return A	29.61%	13.93%	(25.77)%	(12.73)%	20.05%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.81%	.79%	.75%	.81%
Expenses net of fee waivers, if any	.79%	.80%	.78%	.74%	.81%
Expenses net of all reductions	.78%	.79%	.78%	.74%	.81%
Net investment income (loss)	1.04%	.96%	1.78%	1.28%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 785,233	$ 500,407	$ 253,164	$ 667,542	$ 205,163
Portfolio turnover rate D	53%	97%	138%	97%	94%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.09	$ 7.22	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.10	.08	.13	.07
Net realized and unrealized gain (loss)	2.30	.92	(2.67)	(.77)
Total from investment operations	2.40	1.00	(2.54)	(.70)
Distributions from net investment income	(.09)	(.13)	(.13)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.09)	(.13)	(.15)	-
Net asset value, end of period	$ 10.40	$ 8.09	$ 7.22	$ 9.91
Total Return B, C	29.74%	13.89%	(25.81)%	(6.60)%
Ratios to Average Net Assets E,H
Expenses before reductions	.79%	.88%	.77%	.70% A
Expenses net of fee waivers, if any	.79%	.88%	.77%	.70% A
Expenses net of all reductions	.78%	.87%	.77%	.70% A
Net investment income (loss)	1.04%	.88%	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 136,768	$ 1,568	$ 515	$ 93
Portfolio turnover rate F	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2011

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 93,122,098
Gross unrealized depreciation	(49,534,237)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,587,861

Tax Cost	$ 894,598,743

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,862,838
Capital loss carryforward	$ (155,338,072)
Net unrealized appreciation (depreciation)	$ 43,595,975

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be June, 30, 2012.

The tax character of distributions paid was as follows:

	June 30, 2011	June 30, 2010
Ordinary Income	$ 4,840,262	$ 4,677,008

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $656,381,726 and $381,419,556, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,304	$ 704
Class T	.25%	.25%	7,116	14
Class B	.75%	.25%	7,699	5,786
Class C	.75%	.25%	13,459	4,965
			$ 36,578	$ 11,469

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,631
Class T	777
Class B*	1,631
Class C*	120
$ 7,159

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 9,539.29
Class T	4,254.30
Class B	2,323.30
Class C	3,865.29
Mega Cap Stock	1,604,661.26
Institutional Class	292,383.26
	$ 1,917,025

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $41,728 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,423,000.35%		$ 104

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,322 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,083. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,080 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2011	2010
From net investment income
Class A	$ 15,699	$ 14,433
Class T	4,295	5,619
Class B	-	3,019
Class C	-	3,736
Mega Cap Stock	4,094,618	4,638,812
Institutional Class	725,650	11,389
Total	$ 4,840,262	$ 4,677,008

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2011	2010	2011	2010
Class A
Shares sold	220,973	206,749	$ 2,204,584	$ 1,785,964
Reinvestment of distributions	1,526	1,491	14,210	12,146
Shares redeemed	(97,950)	(42,757)	(951,110)	(366,329)
Net increase (decrease)	124,549	165,483	$ 1,267,684	$ 1,431,781
Class T
Shares sold	70,794	130,216	$ 699,083	$ 1,149,513
Reinvestment of distributions	459	704	4,248	5,607
Shares redeemed	(42,060)	(59,921)	(396,340)	(504,887)
Net increase (decrease)	29,193	70,999	$ 306,991	$ 650,233
Class B
Shares sold	19,392	61,939	$ 183,567	$ 536,167
Reinvestment of distributions	-	377	-	2,999
Shares redeemed	(28,265)	(15,801)	(272,700)	(135,627)
Net increase (decrease)	(8,873)	46,515	$ (89,133)	$ 403,539
Class C
Shares sold	96,864	66,985	$ 975,147	$ 573,391
Reinvestment of distributions	-	455	-	3,608
Shares redeemed	(11,544)	(32,259)	(114,846)	(275,611)
Net increase (decrease)	85,320	35,181	$ 860,301	$ 301,388
Mega Cap Stock
Shares sold	34,124,104	40,219,704	$ 350,713,479	$ 357,841,009
Reinvestment of distributions	418,751	528,884	3,910,800	4,344,951
Shares redeemed	(20,989,740)	(14,055,530)	(199,951,600)	(120,180,637)
Net increase (decrease)	13,553,115	26,693,058	$ 154,672,679	$ 242,005,323

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2011	2010	2011	2010
Institutional Class
Shares sold	16,010,762	146,362	$ 148,274,212	$ 1,249,340
Reinvestment of distributions	75,239	34	703,651	282
Shares redeemed	(3,126,457)	(23,944)	(32,666,752)	(209,999)
Net increase (decrease)	12,959,544	122,452	$ 116,311,111	$ 1,039,623

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for Robert W. Selander may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Previously, Mr. Selander served as Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Mega Cap Stock designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mega Cap Stock designates 100% of the dividends distributed in August and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations, Co.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GII-UANN-0811
1.787733.108

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®
Mega Cap Stock
Fund - Class A, Class T, Class B
and Class C

Annual Report

June 30, 2011

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Mega Cap Stock Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Despite bouts of short-term volatility, U.S. equities gained ground in the first half of 2011, buoyed by solid corporate earnings and modest improvement in employment. A strong start had the market up more than 100% off its March 2009 low, but investors were unnerved by this past March's natural disaster in Japan, while weaker economic data and new concern about Greek debt hurt performance during May and June. The longer-term outlook remains clouded by the impact of inflationary pressure and persistently high unemployment. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended June 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	21.80%	1.39%	1.99%
Class T (incl. 3.50% sales charge) B, E	24.57%	1.70%	2.15%
Class B (incl. contingent deferred sales charge) C, E	23.43%	1.70%	2.34%
Class C (incl. contingent deferred sales charge) D, E	27.34%	2.08%	2.34%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

E Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mega Cap Stock Fund - Class A on June 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on February 5, 2008. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered impressive double-digit gains for the 12 months ending June 30, 2011, extending a rally that began more than two years earlier. The year's solid returns came despite some periods of volatility, fueled in part by sovereign debt troubles spreading across Europe. Weak market conditions reversed in September, as increased demand for capital goods, along with other positive indicators, trumped investor fear about the potential for a recessionary relapse in the United States. The broad market, as measured by the S&P 500® Index, rose 9% in September, its biggest gain that month in 71 years. Seven more months of advances followed, fueled by encouraging corporate earnings and economic activity. Minor improvements in the job market early in 2011 did not convince investors the U.S. was headed for sustained economic growth. Stocks fell as a result, and six consecutive weeks of losses contributed to a traditional "June swoon." For the full year, the S&P 500® rose 30.69%. In comparison, the blue-chip-laden Dow Jones Industrial AverageSM climbed a comparable 30.37%, while the technology-heavy Nasdaq Composite® Index posted a 32.73% return. On the capitalization spectrum, stocks of mid-cap companies topped their small- and large-cap counterparts, with the Russell Midcap® Index advancing 38.47% and the Russell 2000® Index adding 37.41%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Mega Cap Stock Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 29.23%, 29.08%, 28.43% and 28.34%, respectively (excluding sales charges), versus 29.22% for the mega-cap proxy Russell Top 200® Index and 30.69% for the S&P 500®. The fund's outperformance was entirely driven by security selection, particularly within information technology and consumer staples. The fund's foreign holdings also added value, aided by a weaker U.S. dollar. Conversely, sector positioning was a modest drag, especially overweightings in banks and diversified financials. Avoiding insurance-focused conglomerate and benchmark component Berkshire Hathaway was the top relative contributor, as the stock lost ground when the market sought names with higher leverage to an economic recovery. The fund benefited from out-of-index investments in the shares of two automakers, Volkswagen and Porsche Automobil Holding, both of which gained more than 100% during the period. Conversely, networking gear maker Cisco Systems cut its earnings estimate during the period, and the stock suffered. Shares of Bank of America and Wells Fargo each lost ground during the 12 months due to issues facing the mortgage industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its prorata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its prorata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 to June 30, 2011
Class A	1.05%
Actual		$ 1,000.00	$ 1,042.20	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.32%
Actual		$ 1,000.00	$ 1,041.10	$ 6.68
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.61
Class B	1.82%
Actual		$ 1,000.00	$ 1,038.30	$ 9.20
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Class C	1.80%
Actual		$ 1,000.00	$ 1,038.40	$ 9.10
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Mega Cap Stock	.79%
Actual		$ 1,000.00	$ 1,044.00	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,044.20	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the onehalf year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	5.1	5.5
Exxon Mobil Corp.	4.5	5.1
JPMorgan Chase & Co.	4.2	4.9
Apple, Inc.	3.6	3.5
Chevron Corp.	3.3	2.9
PepsiCo, Inc.	2.5	1.8
Pfizer, Inc.	2.3	2.2
Google, Inc. Class A	2.1	1.8
Microsoft Corp.	1.9	0.0
Merck & Co., Inc.	1.8	1.7
	31.3
Top Five Market Sectors as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.0	22.7
Financials	17.5	20.2
Consumer Discretionary	12.3	11.3
Consumer Staples	11.9	10.0
Health Care	11.8	10.7
Asset Allocation (% of fund's net assets)
As of June 30, 2011 *		As of December 31, 2010 **
	Stocks 99.8%		Stocks 99.4%
	Convertible Securities 0.1%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.4%	** Foreign investments	10.5%

Annual Report

Investments June 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
Johnson Controls, Inc.	34,100	$ 1,420,606
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW)	19,279	1,923,951
Distributors - 0.3%
Li & Fung Ltd.	1,178,000	2,346,387
Hotels, Restaurants & Leisure - 2.2%
McDonald's Corp.	163,900	13,820,048
Yum! Brands, Inc.	117,600	6,496,224
		20,316,272
Media - 3.2%
Comcast Corp. Class A (special) (non-vtg.)	474,000	11,485,020
News Corp. Class A	136,000	2,407,200
Time Warner, Inc.	325,900	11,852,983
Viacom, Inc. Class B (non-vtg.)	82,400	4,202,400
		29,947,603
Multiline Retail - 1.5%
Target Corp.	306,100	14,359,151
Specialty Retail - 2.8%
Home Depot, Inc.	217,800	7,888,716
Lowe's Companies, Inc.	481,400	11,221,434
Staples, Inc.	456,343	7,210,219
		26,320,369
TOTAL CONSUMER DISCRETIONARY		96,634,339
CONSUMER STAPLES - 11.9%
Beverages - 4.0%
Diageo PLC sponsored ADR	43,900	3,594,093
Dr Pepper Snapple Group, Inc.	65,800	2,758,994
PepsiCo, Inc.	323,200	22,762,976
The Coca-Cola Co.	115,100	7,745,079
		36,861,142
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	175,600	6,599,048
Sysco Corp.	86,500	2,697,070
Walgreen Co.	224,300	9,523,778
		18,819,896
Food Products - 0.8%
Danone	104,617	7,806,305
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 3.9%
Colgate-Palmolive Co.	98,600	$ 8,618,626
Kimberly-Clark Corp.	99,600	6,629,376
Procter & Gamble Co.	264,400	16,807,908
Reckitt Benckiser Group PLC	80,300	4,433,247
		36,489,157
Tobacco - 1.2%
British American Tobacco PLC sponsored ADR	66,700	5,869,600
Philip Morris International, Inc.	80,630	5,383,665
		11,253,265
TOTAL CONSUMER STAPLES		111,229,765
ENERGY - 11.0%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	30,300	2,198,568
Transocean Ltd. (United States)	14,400	929,664
Weatherford International Ltd. (a)	107,700	2,019,375
		5,147,607
Oil, Gas & Consumable Fuels - 10.4%
Apache Corp.	7,600	937,764
Chevron Corp.	297,300	30,574,332
Exxon Mobil Corp.	513,271	41,769,994
Occidental Petroleum Corp.	74,400	7,740,576
Royal Dutch Shell PLC Class A sponsored ADR	110,700	7,874,091
Suncor Energy, Inc.	154,500	6,055,682
Williams Companies, Inc.	71,500	2,162,875
		97,115,314
TOTAL ENERGY		102,262,921
FINANCIALS - 17.5%
Capital Markets - 1.3%
Bank of New York Mellon Corp.	110,100	2,820,762
Charles Schwab Corp.	78,700	1,294,615
Goldman Sachs Group, Inc.	13,300	1,770,097
Morgan Stanley	78,800	1,813,188
Northern Trust Corp.	86,700	3,984,732
		11,683,394
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 8.5%
BB&T Corp.	460,000	$ 12,346,400
Standard Chartered PLC (United Kingdom)	152,756	4,015,690
U.S. Bancorp	618,900	15,788,139
Wells Fargo & Co.	1,687,130	47,340,866
		79,491,095
Diversified Financial Services - 7.1%
Bank of America Corp.	1,171,635	12,841,120
Citigroup, Inc.	336,470	14,010,611
JPMorgan Chase & Co.	960,100	39,306,494
		66,158,225
Insurance - 0.3%
MetLife, Inc.	61,100	2,680,457
Real Estate Investment Trusts - 0.3%
Public Storage	11,000	1,254,110
Weyerhaeuser Co.	72,100	1,576,106
		2,830,216
TOTAL FINANCIALS		162,843,387
HEALTH CARE - 11.8%
Biotechnology - 1.9%
Amgen, Inc. (a)	231,890	13,530,782
Gilead Sciences, Inc. (a)	96,300	3,987,783
		17,518,565
Health Care Providers & Services - 1.9%
McKesson Corp.	107,700	9,009,105
Medco Health Solutions, Inc. (a)	157,500	8,901,900
		17,911,005
Pharmaceuticals - 8.0%
Abbott Laboratories	170,100	8,950,662
GlaxoSmithKline PLC sponsored ADR	212,300	9,107,670
Johnson & Johnson	239,100	15,904,932
Merck & Co., Inc.	482,000	17,009,780
Pfizer, Inc.	1,033,700	21,294,220
Roche Holding AG (participation certificate)	14,544	2,434,092
		74,701,356
TOTAL HEALTH CARE		110,130,926
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.2%
Aerospace & Defense - 3.8%
Honeywell International, Inc.	233,700	$ 13,926,183
Precision Castparts Corp.	10,300	1,695,895
The Boeing Co.	93,400	6,905,062
United Technologies Corp.	140,800	12,462,208
		34,989,348
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	93,500	6,818,955
Commercial Services & Supplies - 0.2%
Waste Management, Inc.	55,500	2,068,485
Electrical Equipment - 0.7%
Alstom SA	14,992	924,508
Emerson Electric Co.	95,100	5,349,375
		6,273,883
Industrial Conglomerates - 2.5%
General Electric Co.	828,900	15,633,054
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	295,797	7,596,067
		23,229,121
Machinery - 2.5%
Atlas Copco AB (A Shares)	18,200	479,144
Cummins, Inc.	8,600	890,014
Danaher Corp.	132,900	7,042,371
Ingersoll-Rand Co. Ltd.	336,699	15,289,502
		23,701,031
Professional Services - 0.4%
Bureau Veritas SA	43,000	3,632,015
Road & Rail - 0.4%
Union Pacific Corp.	34,700	3,622,680
TOTAL INDUSTRIALS		104,335,518
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 3.5%
Cisco Systems, Inc.	942,200	14,707,742
Juniper Networks, Inc. (a)	169,765	5,347,598
QUALCOMM, Inc.	226,800	12,879,972
		32,935,312
Computers & Peripherals - 6.0%
Apple, Inc. (a)	100,800	33,835,536
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	428,100	$ 11,794,155
Hewlett-Packard Co.	275,900	10,042,760
		55,672,451
Electronic Equipment & Components - 0.8%
Corning, Inc.	428,400	7,775,460
Internet Software & Services - 2.7%
eBay, Inc. (a)	178,800	5,769,876
Google, Inc. Class A (a)	37,550	19,014,569
		24,784,445
IT Services - 5.1%
Accenture PLC Class A	83,300	5,032,986
Cognizant Technology Solutions Corp. Class A (a)	19,500	1,430,130
International Business Machines Corp.	95,500	16,383,025
MasterCard, Inc. Class A	47,800	14,404,052
Visa, Inc. Class A	122,100	10,288,146
		47,538,339
Semiconductors & Semiconductor Equipment - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,138,974	2,863,035
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	266,100	3,355,521
Texas Instruments, Inc.	194,600	6,388,718
		12,607,274
Software - 3.5%
Autonomy Corp. PLC (a)	321,547	8,808,987
Microsoft Corp.	661,600	17,201,600
Oracle Corp.	191,500	6,302,265
		32,312,852
TOTAL INFORMATION TECHNOLOGY		213,626,133
MATERIALS - 0.4%
Chemicals - 0.4%
Air Products & Chemicals, Inc.	8,200	783,756
PPG Industries, Inc.	21,000	1,906,590
Praxair, Inc.	5,600	606,984
		3,297,330
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Koninklijke KPN NV	37,928	551,720
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	45,200	$ 2,365,316
TOTAL TELECOMMUNICATION SERVICES		2,917,036
UTILITIES - 0.4%
Electric Utilities - 0.2%
PPL Corp.	83,030	2,310,725
Multi-Utilities - 0.2%
National Grid PLC	160,200	1,576,991
TOTAL UTILITIES		3,887,716
TOTAL COMMON STOCKS (Cost $864,473,285)		911,165,071
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75% (a)	18,100	987,581
Nonconvertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 1.9%
Automobiles - 1.9%
Porsche Automobil Holding SE (Germany)	124,425	9,870,811
Volkswagen AG	36,600	7,556,078
		17,426,889
TOTAL PREFERRED STOCKS (Cost $13,113,515)		18,414,470
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,330,013	$ 1,330,013
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	7,277,050	7,277,050
TOTAL MONEY MARKET FUNDS (Cost $8,607,063)		8,607,063
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $886,193,863)		938,186,604
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(7,656,328)
NET ASSETS - 100%		$ 930,530,276
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,187
Fidelity Securities Lending Cash Central Fund	53,083
Total	$ 59,270
Other Information

The following is a summary of the inputs used, as of June 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 114,061,228	$ 114,061,228	$ -	$ -
Consumer Staples	111,229,765	111,229,765	-	-
Energy	102,262,921	102,262,921	-	-
Financials	162,843,387	162,843,387	-	-
Health Care	110,130,926	110,130,926	-	-
Industrials	104,335,518	104,335,518	-	-
Information Technology	213,626,133	210,763,098	2,863,035	-
Materials	3,297,330	3,297,330	-	-
Telecommunication Services	2,917,036	2,917,036	-	-
Utilities	4,875,297	2,310,725	2,564,572	-
Money Market Funds	8,607,063	8,607,063	-	-
Total Investments in Securities:	$ 938,186,604	$ 932,758,997	$ 5,427,607	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.6%
United Kingdom	4.8%
Ireland	2.1%
Germany	2.1%
France	1.3%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At June 30, 2011, the Fund had a capital loss carryforward of approximately $155,338,072 of which $45,984,850 and $109,353,222 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2011

Assets
Investment in securities, at value (including securities loaned of $7,400,976) - See accompanying schedule: Unaffiliated issuers (cost $877,586,800)	$ 929,579,541
Fidelity Central Funds (cost $8,607,063)	8,607,063
Total Investments (cost $886,193,863)		$ 938,186,604
Foreign currency held at value (cost $89,126)		89,126
Receivable for investments sold		3,846,410
Receivable for fund shares sold		777,146
Dividends receivable		1,304,951
Distributions receivable from Fidelity Central Funds		7,810
Other receivables		13,905
Total assets		944,225,952

Liabilities
Payable for investments purchased	$ 5,130,567
Payable for fund shares redeemed	658,533
Accrued management fee	344,344
Distribution and service plan fees payable	3,725
Other affiliated payables	228,977
Other payables and accrued expenses	52,480
Collateral on securities loaned, at value	7,277,050
Total liabilities		13,695,676

Net Assets		$ 930,530,276
Net Assets consist of:
Paid in capital		$ 1,037,424,390
Undistributed net investment income		4,847,983
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(163,742,952)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,000,855
Net Assets		$ 930,530,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

June 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,169,416 ÷ 401,977 shares)	$ 10.37

Maximum offering price per share (100/94.25 of $10.37)	$ 11.00
Class T: Net Asset Value and redemption price per share ($1,681,938 ÷ 162,109 shares)	$ 10.38

Maximum offering price per share (100/96.50 of $10.38)	$ 10.76
Class B: Net Asset Value and offering price per share ($764,473 ÷ 74,246 shares)A	$ 10.30

Class C: Net Asset Value and offering price per share ($1,913,350 ÷ 186,129 shares)A	$ 10.28

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($785,233,078 ÷ 75,274,525 shares)	$ 10.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($136,768,021 ÷ 13,153,276 shares)	$ 10.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2011

Investment Income
Dividends		$ 13,200,663
Income from Fidelity Central Funds		59,270
Total income		13,259,933

Expenses
Management fee	$ 3,327,803
Transfer agent fees	1,917,025
Distribution and service plan fees	36,578
Accounting and security lending fees	257,395
Custodian fees and expenses	61,662
Independent trustees' compensation	3,741
Registration fees	104,770
Audit	49,927
Legal	3,322
Interest	104
Miscellaneous	6,794
Total expenses before reductions	5,769,121
Expense reductions	(20,080)	5,749,041
Net investment income (loss)		7,510,892
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,228,693
Foreign currency transactions	4,261
Total net realized gain (loss)		43,232,954
Change in net unrealized appreciation (depreciation) on: Investment securities	104,529,128
Assets and liabilities in foreign currencies	8,205
Total change in net unrealized appreciation (depreciation)		104,537,333
Net gain (loss)		147,770,287
Net increase (decrease) in net assets resulting from operations		$ 155,281,179

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2011	Year ended June 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,510,892	$ 3,756,100
Net realized gain (loss)	43,232,954	30,192,409
Change in net unrealized appreciation (depreciation)	104,537,333	(24,008,122)
Net increase (decrease) in net assets resulting from operations	155,281,179	9,940,387
Distributions to shareholders from net investment income	(4,840,262)	(4,677,008)
Share transactions - net increase (decrease)	273,329,633	245,831,887
Total increase (decrease) in net assets	423,770,550	251,095,266

Net Assets
Beginning of period	506,759,726	255,664,460
End of period (including undistributed net investment income of $4,847,983 and undistributed net investment income of $2,173,091, respectively)	$ 930,530,276	$ 506,759,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 7.20	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.07	.06	.10	.05
Net realized and unrealized gain (loss)	2.28	.92	(2.65)	(.77)
Total from investment operations	2.35	.98	(2.55)	(.72)
Distributions from net investment income	(.05)	(.11)	(.12)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.05)	(.11)	(.14)	-
Net asset value, end of period	$ 10.37	$ 8.07	$ 7.20	$ 9.89
Total Return B,C,D	29.23%	13.65%	(25.98)%	(6.79)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.06%	1.10%	1.13%	1.02% A
Expenses net of fee waivers, if any	1.06%	1.10%	1.13%	1.02% A
Expenses net of all reductions	1.06%	1.10%	1.13%	1.01% A
Net investment income (loss)	.76%	.66%	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,169	$ 2,238	$ 806	$ 106
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 7.20	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.03	.09	.04
Net realized and unrealized gain (loss)	2.29	.93	(2.67)	(.77)
Total from investment operations	2.34	.96	(2.58)	(.73)
Distributions from net investment income	(.03)	(.09)	(.08)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.03)	(.09)	(.10)	-
Net asset value, end of period	$ 10.38	$ 8.07	$ 7.20	$ 9.88
Total Return B,C,D	29.08%	13.32%	(26.21)%	(6.88)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.32%	1.36%	1.36%	1.32% A
Expenses net of fee waivers, if any	1.32%	1.36%	1.36%	1.32% A
Expenses net of all reductions	1.32%	1.35%	1.36%	1.32% A
Net investment income (loss)	.50%	.41%	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,682	$ 1,073	$ 446	$ 136
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.02	$ 7.19	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	-K	(.01)	.05	.02
Net realized and unrealized gain (loss)	2.28	.92	(2.66)	(.76)
Total from investment operations	2.28	.91	(2.61)	(.74)
Distributions from net investment income	-	(.08)	(.05)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	(.08)	(.07)	-
Net asset value, end of period	$ 10.30	$ 8.02	$ 7.19	$ 9.87
Total Return B,C,D	28.43%	12.60%	(26.56)%	(6.97)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.83%	1.88%	1.88%	1.73% A
Expenses net of fee waivers, if any	1.83%	1.88%	1.88%	1.73% A
Expenses net of all reductions	1.82%	1.88%	1.88%	1.73% A
Net investment income (loss)	.00% H	(.12)%	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 764	$ 667	$ 263	$ 107
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.01	$ 7.16	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	-J	(.01)	.05	.02
Net realized and unrealized gain (loss)	2.27	.92	(2.66)	(.76)
Total from investment operations	2.27	.91	(2.61)	(.74)
Distributions from net investment income	-	(.06)	(.08)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	(.06)	(.10)	-
Net asset value, end of period	$ 10.28	$ 8.01	$ 7.16	$ 9.87
Total Return B,C,D	28.34%	12.72%	(26.56)%	(6.97)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.81%	1.86%	1.88%	1.71% A
Expenses net of fee waivers, if any	1.81%	1.86%	1.88%	1.71% A
Expenses net of all reductions	1.81%	1.85%	1.88%	1.71% A
Net investment income (loss)	.01%	(.10)%	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,913	$ 807	$ 470	$ 98
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.11	$ 7.23	$ 9.91	$ 12.06	$ 10.31
Income from Investment Operations
Net investment income (loss) B	.10	.08	.13	.14	.09
Net realized and unrealized gain (loss)	2.29	.93	(2.67)	(1.60)	1.93
Total from investment operations	2.39	1.01	(2.54)	(1.46)	2.02
Distributions from net investment income	(.07)	(.13)	(.12)	(.07)	(.09)
Distributions from net realized gain	-	-	(.02)	(.62)	(.18)
Total distributions	(.07)	(.13)	(.14)	(.69)	(.27)
Net asset value, end of period	$ 10.43	$ 8.11	$ 7.23	$ 9.91	$ 12.06
Total Return A	29.61%	13.93%	(25.77)%	(12.73)%	20.05%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.81%	.79%	.75%	.81%
Expenses net of fee waivers, if any	.79%	.80%	.78%	.74%	.81%
Expenses net of all reductions	.78%	.79%	.78%	.74%	.81%
Net investment income (loss)	1.04%	.96%	1.78%	1.28%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 785,233	$ 500,407	$ 253,164	$ 667,542	$ 205,163
Portfolio turnover rate D	53%	97%	138%	97%	94%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.09	$ 7.22	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.10	.08	.13	.07
Net realized and unrealized gain (loss)	2.30	.92	(2.67)	(.77)
Total from investment operations	2.40	1.00	(2.54)	(.70)
Distributions from net investment income	(.09)	(.13)	(.13)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.09)	(.13)	(.15)	-
Net asset value, end of period	$ 10.40	$ 8.09	$ 7.22	$ 9.91
Total Return B, C	29.74%	13.89%	(25.81)%	(6.60)%
Ratios to Average Net Assets E,H
Expenses before reductions	.79%	.88%	.77%	.70% A
Expenses net of fee waivers, if any	.79%	.88%	.77%	.70% A
Expenses net of all reductions	.78%	.87%	.77%	.70% A
Net investment income (loss)	1.04%	.88%	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 136,768	$ 1,568	$ 515	$ 93
Portfolio turnover rate F	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2011

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 93,122,098
Gross unrealized depreciation	(49,534,237)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,587,861

Tax Cost	$ 894,598,743

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,862,838
Capital loss carryforward	$ (155,338,072)
Net unrealized appreciation (depreciation)	$ 43,595,975

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be June, 30, 2012.

The tax character of distributions paid was as follows:

	June 30, 2011	June 30, 2010
Ordinary Income	$ 4,840,262	$ 4,677,008

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $656,381,726 and $381,419,556, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,304	$ 704
Class T	.25%	.25%	7,116	14
Class B	.75%	.25%	7,699	5,786
Class C	.75%	.25%	13,459	4,965
			$ 36,578	$ 11,469

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,631
Class T	777
Class B*	1,631
Class C*	120
$ 7,159

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 9,539.29
Class T	4,254.30
Class B	2,323.30
Class C	3,865.29
Mega Cap Stock	1,604,661.26
Institutional Class	292,383.26
	$ 1,917,025

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $41,728 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,423,000.35%		$ 104

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,322 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,083. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,080 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2011	2010
From net investment income
Class A	$ 15,699	$ 14,433
Class T	4,295	5,619
Class B	-	3,019
Class C	-	3,736
Mega Cap Stock	4,094,618	4,638,812
Institutional Class	725,650	11,389
Total	$ 4,840,262	$ 4,677,008

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2011	2010	2011	2010
Class A
Shares sold	220,973	206,749	$ 2,204,584	$ 1,785,964
Reinvestment of distributions	1,526	1,491	14,210	12,146
Shares redeemed	(97,950)	(42,757)	(951,110)	(366,329)
Net increase (decrease)	124,549	165,483	$ 1,267,684	$ 1,431,781
Class T
Shares sold	70,794	130,216	$ 699,083	$ 1,149,513
Reinvestment of distributions	459	704	4,248	5,607
Shares redeemed	(42,060)	(59,921)	(396,340)	(504,887)
Net increase (decrease)	29,193	70,999	$ 306,991	$ 650,233
Class B
Shares sold	19,392	61,939	$ 183,567	$ 536,167
Reinvestment of distributions	-	377	-	2,999
Shares redeemed	(28,265)	(15,801)	(272,700)	(135,627)
Net increase (decrease)	(8,873)	46,515	$ (89,133)	$ 403,539
Class C
Shares sold	96,864	66,985	$ 975,147	$ 573,391
Reinvestment of distributions	-	455	-	3,608
Shares redeemed	(11,544)	(32,259)	(114,846)	(275,611)
Net increase (decrease)	85,320	35,181	$ 860,301	$ 301,388
Mega Cap Stock
Shares sold	34,124,104	40,219,704	$ 350,713,479	$ 357,841,009
Reinvestment of distributions	418,751	528,884	3,910,800	4,344,951
Shares redeemed	(20,989,740)	(14,055,530)	(199,951,600)	(120,180,637)
Net increase (decrease)	13,553,115	26,693,058	$ 154,672,679	$ 242,005,323

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2011	2010	2011	2010
Institutional Class
Shares sold	16,010,762	146,362	$ 148,274,212	$ 1,249,340
Reinvestment of distributions	75,239	34	703,651	282
Shares redeemed	(3,126,457)	(23,944)	(32,666,752)	(209,999)
Net increase (decrease)	12,959,544	122,452	$ 116,311,111	$ 1,039,623

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008
Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for Robert W. Selander may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Previously, Mr. Selander served as Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.]

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed in August and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGII-UANN-0811
1.855226.103

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®
Mega Cap Stock
Fund - Institutional Class

Annual Report

June 30, 2011

Institutional Class
is a class of Fidelity®
Mega Cap Stock Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Despite bouts of short-term volatility, U.S. equities gained ground in the first half of 2011, buoyed by solid corporate earnings and modest improvement in employment. A strong start had the market up more than 100% off its March 2009 low, but investors were unnerved by this past March's natural disaster in Japan, while weaker economic data and new concern about Greek debt hurt performance during May and June. The longer-term outlook remains clouded by the impact of inflationary pressure and persistently high unemployment. Financial markets are always unpredictable, of course, but there are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2011	Past 1 year	Past 5 years	Past 10 Years
Institutional Class A, B	29.74%	2.81%	2.70%

A The initial offering of Institutional Class shares took place on February 5, 2008. Returns prior to February 5, 2008 are those of Fidelity Mega Cap Stock Fund, the original class of the fund.

B Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mega Cap Stock Fund - Institutional Class on June 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on February 5, 2008. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks registered impressive double-digit gains for the 12 months ending June 30, 2011, extending a rally that began more than two years earlier. The year's solid returns came despite some periods of volatility, fueled in part by sovereign debt troubles spreading across Europe. Weak market conditions reversed in September, as increased demand for capital goods, along with other positive indicators, trumped investor fear about the potential for a recessionary relapse in the United States. The broad market, as measured by the S&P 500® Index, rose 9% in September, its biggest gain that month in 71 years. Seven more months of advances followed, fueled by encouraging corporate earnings and economic activity. Minor improvements in the job market early in 2011 did not convince investors the U.S. was headed for sustained economic growth. Stocks fell as a result, and six consecutive weeks of losses contributed to a traditional "June swoon." For the full year, the S&P 500® rose 30.69%. In comparison, the blue-chip-laden Dow Jones Industrial AverageSM climbed a comparable 30.37%, while the technology-heavy Nasdaq Composite® Index posted a 32.73% return. On the capitalization spectrum, stocks of mid-cap companies topped their small- and large-cap counterparts, with the Russell Midcap® Index advancing 38.47% and the Russell 2000® Index adding 37.41%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Mega Cap Stock Fund: For the year, the fund's Institutional Class shares gained 29.74%, modestly ahead of the 29.22% gain of the mega-cap proxy Russell Top 200® Index but trailing the S&P 500®. The fund's outperformance was entirely driven by security selection, particularly within information technology and consumer staples. The fund's foreign holdings also added value, aided by a weaker U.S. dollar. Conversely, sector positioning was a modest drag, especially overweightings in banks and diversified financials. Avoiding insurance-focused conglomerate and benchmark component Berkshire Hathaway was the top relative contributor, as the stock lost ground when the market sought names with higher leverage to an economic recovery. The fund benefited from out-of-index investments in the shares of two automakers, Volkswagen and Porsche Automobil Holding, both of which gained more than 100% during the period. Conversely, networking gear maker Cisco Systems cut its earnings estimate during the period, and the stock suffered. Shares of Bank of America and Wells Fargo each lost ground during the 12 months due to issues facing the mortgage industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its prorata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its prorata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period* January 1, 2011 to June 30, 2011
Class A	1.05%
Actual		$ 1,000.00	$ 1,042.20	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.32%
Actual		$ 1,000.00	$ 1,041.10	$ 6.68
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.61
Class B	1.82%
Actual		$ 1,000.00	$ 1,038.30	$ 9.20
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Class C	1.80%
Actual		$ 1,000.00	$ 1,038.40	$ 9.10
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Mega Cap Stock	.79%
Actual		$ 1,000.00	$ 1,044.00	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Institutional Class	.78%
Actual		$ 1,000.00	$ 1,044.20	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the onehalf year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	5.1	5.5
Exxon Mobil Corp.	4.5	5.1
JPMorgan Chase & Co.	4.2	4.9
Apple, Inc.	3.6	3.5
Chevron Corp.	3.3	2.9
PepsiCo, Inc.	2.5	1.8
Pfizer, Inc.	2.3	2.2
Google, Inc. Class A	2.1	1.8
Microsoft Corp.	1.9	0.0
Merck & Co., Inc.	1.8	1.7
	31.3
Top Five Market Sectors as of June 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.0	22.7
Financials	17.5	20.2
Consumer Discretionary	12.3	11.3
Consumer Staples	11.9	10.0
Health Care	11.8	10.7
Asset Allocation (% of fund's net assets)
As of June 30, 2011 *		As of December 31, 2010 **
	Stocks 99.8%		Stocks 99.4%
	Convertible Securities 0.1%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	13.4%	** Foreign investments	10.5%

Annual Report

Investments June 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.2%
Johnson Controls, Inc.	34,100	$ 1,420,606
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW)	19,279	1,923,951
Distributors - 0.3%
Li & Fung Ltd.	1,178,000	2,346,387
Hotels, Restaurants & Leisure - 2.2%
McDonald's Corp.	163,900	13,820,048
Yum! Brands, Inc.	117,600	6,496,224
		20,316,272
Media - 3.2%
Comcast Corp. Class A (special) (non-vtg.)	474,000	11,485,020
News Corp. Class A	136,000	2,407,200
Time Warner, Inc.	325,900	11,852,983
Viacom, Inc. Class B (non-vtg.)	82,400	4,202,400
		29,947,603
Multiline Retail - 1.5%
Target Corp.	306,100	14,359,151
Specialty Retail - 2.8%
Home Depot, Inc.	217,800	7,888,716
Lowe's Companies, Inc.	481,400	11,221,434
Staples, Inc.	456,343	7,210,219
		26,320,369
TOTAL CONSUMER DISCRETIONARY		96,634,339
CONSUMER STAPLES - 11.9%
Beverages - 4.0%
Diageo PLC sponsored ADR	43,900	3,594,093
Dr Pepper Snapple Group, Inc.	65,800	2,758,994
PepsiCo, Inc.	323,200	22,762,976
The Coca-Cola Co.	115,100	7,745,079
		36,861,142
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	175,600	6,599,048
Sysco Corp.	86,500	2,697,070
Walgreen Co.	224,300	9,523,778
		18,819,896
Food Products - 0.8%
Danone	104,617	7,806,305
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 3.9%
Colgate-Palmolive Co.	98,600	$ 8,618,626
Kimberly-Clark Corp.	99,600	6,629,376
Procter & Gamble Co.	264,400	16,807,908
Reckitt Benckiser Group PLC	80,300	4,433,247
		36,489,157
Tobacco - 1.2%
British American Tobacco PLC sponsored ADR	66,700	5,869,600
Philip Morris International, Inc.	80,630	5,383,665
		11,253,265
TOTAL CONSUMER STAPLES		111,229,765
ENERGY - 11.0%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	30,300	2,198,568
Transocean Ltd. (United States)	14,400	929,664
Weatherford International Ltd. (a)	107,700	2,019,375
		5,147,607
Oil, Gas & Consumable Fuels - 10.4%
Apache Corp.	7,600	937,764
Chevron Corp.	297,300	30,574,332
Exxon Mobil Corp.	513,271	41,769,994
Occidental Petroleum Corp.	74,400	7,740,576
Royal Dutch Shell PLC Class A sponsored ADR	110,700	7,874,091
Suncor Energy, Inc.	154,500	6,055,682
Williams Companies, Inc.	71,500	2,162,875
		97,115,314
TOTAL ENERGY		102,262,921
FINANCIALS - 17.5%
Capital Markets - 1.3%
Bank of New York Mellon Corp.	110,100	2,820,762
Charles Schwab Corp.	78,700	1,294,615
Goldman Sachs Group, Inc.	13,300	1,770,097
Morgan Stanley	78,800	1,813,188
Northern Trust Corp.	86,700	3,984,732
		11,683,394
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 8.5%
BB&T Corp.	460,000	$ 12,346,400
Standard Chartered PLC (United Kingdom)	152,756	4,015,690
U.S. Bancorp	618,900	15,788,139
Wells Fargo & Co.	1,687,130	47,340,866
		79,491,095
Diversified Financial Services - 7.1%
Bank of America Corp.	1,171,635	12,841,120
Citigroup, Inc.	336,470	14,010,611
JPMorgan Chase & Co.	960,100	39,306,494
		66,158,225
Insurance - 0.3%
MetLife, Inc.	61,100	2,680,457
Real Estate Investment Trusts - 0.3%
Public Storage	11,000	1,254,110
Weyerhaeuser Co.	72,100	1,576,106
		2,830,216
TOTAL FINANCIALS		162,843,387
HEALTH CARE - 11.8%
Biotechnology - 1.9%
Amgen, Inc. (a)	231,890	13,530,782
Gilead Sciences, Inc. (a)	96,300	3,987,783
		17,518,565
Health Care Providers & Services - 1.9%
McKesson Corp.	107,700	9,009,105
Medco Health Solutions, Inc. (a)	157,500	8,901,900
		17,911,005
Pharmaceuticals - 8.0%
Abbott Laboratories	170,100	8,950,662
GlaxoSmithKline PLC sponsored ADR	212,300	9,107,670
Johnson & Johnson	239,100	15,904,932
Merck & Co., Inc.	482,000	17,009,780
Pfizer, Inc.	1,033,700	21,294,220
Roche Holding AG (participation certificate)	14,544	2,434,092
		74,701,356
TOTAL HEALTH CARE		110,130,926
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.2%
Aerospace & Defense - 3.8%
Honeywell International, Inc.	233,700	$ 13,926,183
Precision Castparts Corp.	10,300	1,695,895
The Boeing Co.	93,400	6,905,062
United Technologies Corp.	140,800	12,462,208
		34,989,348
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	93,500	6,818,955
Commercial Services & Supplies - 0.2%
Waste Management, Inc.	55,500	2,068,485
Electrical Equipment - 0.7%
Alstom SA	14,992	924,508
Emerson Electric Co.	95,100	5,349,375
		6,273,883
Industrial Conglomerates - 2.5%
General Electric Co.	828,900	15,633,054
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	295,797	7,596,067
		23,229,121
Machinery - 2.5%
Atlas Copco AB (A Shares)	18,200	479,144
Cummins, Inc.	8,600	890,014
Danaher Corp.	132,900	7,042,371
Ingersoll-Rand Co. Ltd.	336,699	15,289,502
		23,701,031
Professional Services - 0.4%
Bureau Veritas SA	43,000	3,632,015
Road & Rail - 0.4%
Union Pacific Corp.	34,700	3,622,680
TOTAL INDUSTRIALS		104,335,518
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 3.5%
Cisco Systems, Inc.	942,200	14,707,742
Juniper Networks, Inc. (a)	169,765	5,347,598
QUALCOMM, Inc.	226,800	12,879,972
		32,935,312
Computers & Peripherals - 6.0%
Apple, Inc. (a)	100,800	33,835,536
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	428,100	$ 11,794,155
Hewlett-Packard Co.	275,900	10,042,760
		55,672,451
Electronic Equipment & Components - 0.8%
Corning, Inc.	428,400	7,775,460
Internet Software & Services - 2.7%
eBay, Inc. (a)	178,800	5,769,876
Google, Inc. Class A (a)	37,550	19,014,569
		24,784,445
IT Services - 5.1%
Accenture PLC Class A	83,300	5,032,986
Cognizant Technology Solutions Corp. Class A (a)	19,500	1,430,130
International Business Machines Corp.	95,500	16,383,025
MasterCard, Inc. Class A	47,800	14,404,052
Visa, Inc. Class A	122,100	10,288,146
		47,538,339
Semiconductors & Semiconductor Equipment - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,138,974	2,863,035
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	266,100	3,355,521
Texas Instruments, Inc.	194,600	6,388,718
		12,607,274
Software - 3.5%
Autonomy Corp. PLC (a)	321,547	8,808,987
Microsoft Corp.	661,600	17,201,600
Oracle Corp.	191,500	6,302,265
		32,312,852
TOTAL INFORMATION TECHNOLOGY		213,626,133
MATERIALS - 0.4%
Chemicals - 0.4%
Air Products & Chemicals, Inc.	8,200	783,756
PPG Industries, Inc.	21,000	1,906,590
Praxair, Inc.	5,600	606,984
		3,297,330
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Koninklijke KPN NV	37,928	551,720
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	45,200	$ 2,365,316
TOTAL TELECOMMUNICATION SERVICES		2,917,036
UTILITIES - 0.4%
Electric Utilities - 0.2%
PPL Corp.	83,030	2,310,725
Multi-Utilities - 0.2%
National Grid PLC	160,200	1,576,991
TOTAL UTILITIES		3,887,716
TOTAL COMMON STOCKS (Cost $864,473,285)		911,165,071
Preferred Stocks - 2.0%

Convertible Preferred Stocks - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75% (a)	18,100	987,581
Nonconvertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 1.9%
Automobiles - 1.9%
Porsche Automobil Holding SE (Germany)	124,425	9,870,811
Volkswagen AG	36,600	7,556,078
		17,426,889
TOTAL PREFERRED STOCKS (Cost $13,113,515)		18,414,470
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,330,013	$ 1,330,013
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	7,277,050	7,277,050
TOTAL MONEY MARKET FUNDS (Cost $8,607,063)		8,607,063
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $886,193,863)		938,186,604
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(7,656,328)
NET ASSETS - 100%		$ 930,530,276
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,187
Fidelity Securities Lending Cash Central Fund	53,083
Total	$ 59,270
Other Information

The following is a summary of the inputs used, as of June 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 114,061,228	$ 114,061,228	$ -	$ -
Consumer Staples	111,229,765	111,229,765	-	-
Energy	102,262,921	102,262,921	-	-
Financials	162,843,387	162,843,387	-	-
Health Care	110,130,926	110,130,926	-	-
Industrials	104,335,518	104,335,518	-	-
Information Technology	213,626,133	210,763,098	2,863,035	-
Materials	3,297,330	3,297,330	-	-
Telecommunication Services	2,917,036	2,917,036	-	-
Utilities	4,875,297	2,310,725	2,564,572	-
Money Market Funds	8,607,063	8,607,063	-	-
Total Investments in Securities:	$ 938,186,604	$ 932,758,997	$ 5,427,607	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.6%
United Kingdom	4.8%
Ireland	2.1%
Germany	2.1%
France	1.3%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At June 30, 2011, the Fund had a capital loss carryforward of approximately $155,338,072 of which $45,984,850 and $109,353,222 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2011

Assets
Investment in securities, at value (including securities loaned of $7,400,976) - See accompanying schedule: Unaffiliated issuers (cost $877,586,800)	$ 929,579,541
Fidelity Central Funds (cost $8,607,063)	8,607,063
Total Investments (cost $886,193,863)		$ 938,186,604
Foreign currency held at value (cost $89,126)		89,126
Receivable for investments sold		3,846,410
Receivable for fund shares sold		777,146
Dividends receivable		1,304,951
Distributions receivable from Fidelity Central Funds		7,810
Other receivables		13,905
Total assets		944,225,952

Liabilities
Payable for investments purchased	$ 5,130,567
Payable for fund shares redeemed	658,533
Accrued management fee	344,344
Distribution and service plan fees payable	3,725
Other affiliated payables	228,977
Other payables and accrued expenses	52,480
Collateral on securities loaned, at value	7,277,050
Total liabilities		13,695,676

Net Assets		$ 930,530,276
Net Assets consist of:
Paid in capital		$ 1,037,424,390
Undistributed net investment income		4,847,983
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(163,742,952)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,000,855
Net Assets		$ 930,530,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

June 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,169,416 ÷ 401,977 shares)	$ 10.37

Maximum offering price per share (100/94.25 of $10.37)	$ 11.00
Class T: Net Asset Value and redemption price per share ($1,681,938 ÷ 162,109 shares)	$ 10.38

Maximum offering price per share (100/96.50 of $10.38)	$ 10.76
Class B: Net Asset Value and offering price per share ($764,473 ÷ 74,246 shares)A	$ 10.30

Class C: Net Asset Value and offering price per share ($1,913,350 ÷ 186,129 shares)A	$ 10.28

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($785,233,078 ÷ 75,274,525 shares)	$ 10.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($136,768,021 ÷ 13,153,276 shares)	$ 10.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended June 30, 2011

Investment Income
Dividends		$ 13,200,663
Income from Fidelity Central Funds		59,270
Total income		13,259,933

Expenses
Management fee	$ 3,327,803
Transfer agent fees	1,917,025
Distribution and service plan fees	36,578
Accounting and security lending fees	257,395
Custodian fees and expenses	61,662
Independent trustees' compensation	3,741
Registration fees	104,770
Audit	49,927
Legal	3,322
Interest	104
Miscellaneous	6,794
Total expenses before reductions	5,769,121
Expense reductions	(20,080)	5,749,041
Net investment income (loss)		7,510,892
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,228,693
Foreign currency transactions	4,261
Total net realized gain (loss)		43,232,954
Change in net unrealized appreciation (depreciation) on: Investment securities	104,529,128
Assets and liabilities in foreign currencies	8,205
Total change in net unrealized appreciation (depreciation)		104,537,333
Net gain (loss)		147,770,287
Net increase (decrease) in net assets resulting from operations		$ 155,281,179

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended June 30, 2011	Year ended June 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,510,892	$ 3,756,100
Net realized gain (loss)	43,232,954	30,192,409
Change in net unrealized appreciation (depreciation)	104,537,333	(24,008,122)
Net increase (decrease) in net assets resulting from operations	155,281,179	9,940,387
Distributions to shareholders from net investment income	(4,840,262)	(4,677,008)
Share transactions - net increase (decrease)	273,329,633	245,831,887
Total increase (decrease) in net assets	423,770,550	251,095,266

Net Assets
Beginning of period	506,759,726	255,664,460
End of period (including undistributed net investment income of $4,847,983 and undistributed net investment income of $2,173,091, respectively)	$ 930,530,276	$ 506,759,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 7.20	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.07	.06	.10	.05
Net realized and unrealized gain (loss)	2.28	.92	(2.65)	(.77)
Total from investment operations	2.35	.98	(2.55)	(.72)
Distributions from net investment income	(.05)	(.11)	(.12)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.05)	(.11)	(.14)	-
Net asset value, end of period	$ 10.37	$ 8.07	$ 7.20	$ 9.89
Total Return B,C,D	29.23%	13.65%	(25.98)%	(6.79)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.06%	1.10%	1.13%	1.02% A
Expenses net of fee waivers, if any	1.06%	1.10%	1.13%	1.02% A
Expenses net of all reductions	1.06%	1.10%	1.13%	1.01% A
Net investment income (loss)	.76%	.66%	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,169	$ 2,238	$ 806	$ 106
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.07	$ 7.20	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.03	.09	.04
Net realized and unrealized gain (loss)	2.29	.93	(2.67)	(.77)
Total from investment operations	2.34	.96	(2.58)	(.73)
Distributions from net investment income	(.03)	(.09)	(.08)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.03)	(.09)	(.10)	-
Net asset value, end of period	$ 10.38	$ 8.07	$ 7.20	$ 9.88
Total Return B,C,D	29.08%	13.32%	(26.21)%	(6.88)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.32%	1.36%	1.36%	1.32% A
Expenses net of fee waivers, if any	1.32%	1.36%	1.36%	1.32% A
Expenses net of all reductions	1.32%	1.35%	1.36%	1.32% A
Net investment income (loss)	.50%	.41%	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,682	$ 1,073	$ 446	$ 136
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.02	$ 7.19	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	-K	(.01)	.05	.02
Net realized and unrealized gain (loss)	2.28	.92	(2.66)	(.76)
Total from investment operations	2.28	.91	(2.61)	(.74)
Distributions from net investment income	-	(.08)	(.05)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	(.08)	(.07)	-
Net asset value, end of period	$ 10.30	$ 8.02	$ 7.19	$ 9.87
Total Return B,C,D	28.43%	12.60%	(26.56)%	(6.97)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.83%	1.88%	1.88%	1.73% A
Expenses net of fee waivers, if any	1.83%	1.88%	1.88%	1.73% A
Expenses net of all reductions	1.82%	1.88%	1.88%	1.73% A
Net investment income (loss)	.00% H	(.12)%	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 764	$ 667	$ 263	$ 107
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.01	$ 7.16	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	-J	(.01)	.05	.02
Net realized and unrealized gain (loss)	2.27	.92	(2.66)	(.76)
Total from investment operations	2.27	.91	(2.61)	(.74)
Distributions from net investment income	-	(.06)	(.08)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	(.06)	(.10)	-
Net asset value, end of period	$ 10.28	$ 8.01	$ 7.16	$ 9.87
Total Return B,C,D	28.34%	12.72%	(26.56)%	(6.97)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.81%	1.86%	1.88%	1.71% A
Expenses net of fee waivers, if any	1.81%	1.86%	1.88%	1.71% A
Expenses net of all reductions	1.81%	1.85%	1.88%	1.71% A
Net investment income (loss)	.01%	(.10)%	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,913	$ 807	$ 470	$ 98
Portfolio turnover rate G	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.11	$ 7.23	$ 9.91	$ 12.06	$ 10.31
Income from Investment Operations
Net investment income (loss) B	.10	.08	.13	.14	.09
Net realized and unrealized gain (loss)	2.29	.93	(2.67)	(1.60)	1.93
Total from investment operations	2.39	1.01	(2.54)	(1.46)	2.02
Distributions from net investment income	(.07)	(.13)	(.12)	(.07)	(.09)
Distributions from net realized gain	-	-	(.02)	(.62)	(.18)
Total distributions	(.07)	(.13)	(.14)	(.69)	(.27)
Net asset value, end of period	$ 10.43	$ 8.11	$ 7.23	$ 9.91	$ 12.06
Total Return A	29.61%	13.93%	(25.77)%	(12.73)%	20.05%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.81%	.79%	.75%	.81%
Expenses net of fee waivers, if any	.79%	.80%	.78%	.74%	.81%
Expenses net of all reductions	.78%	.79%	.78%	.74%	.81%
Net investment income (loss)	1.04%	.96%	1.78%	1.28%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 785,233	$ 500,407	$ 253,164	$ 667,542	$ 205,163
Portfolio turnover rate D	53%	97%	138%	97%	94%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.09	$ 7.22	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.10	.08	.13	.07
Net realized and unrealized gain (loss)	2.30	.92	(2.67)	(.77)
Total from investment operations	2.40	1.00	(2.54)	(.70)
Distributions from net investment income	(.09)	(.13)	(.13)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	(.09)	(.13)	(.15)	-
Net asset value, end of period	$ 10.40	$ 8.09	$ 7.22	$ 9.91
Total Return B, C	29.74%	13.89%	(25.81)%	(6.60)%
Ratios to Average Net Assets E,H
Expenses before reductions	.79%	.88%	.77%	.70% A
Expenses net of fee waivers, if any	.79%	.88%	.77%	.70% A
Expenses net of all reductions	.78%	.87%	.77%	.70% A
Net investment income (loss)	1.04%	.88%	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 136,768	$ 1,568	$ 515	$ 93
Portfolio turnover rate F	53%	97%	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2011

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mega Cap Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of June 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of June 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 93,122,098
Gross unrealized depreciation	(49,534,237)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,587,861

Tax Cost	$ 894,598,743

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,862,838
Capital loss carryforward	$ (155,338,072)
Net unrealized appreciation (depreciation)	$ 43,595,975

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be June, 30, 2012.

The tax character of distributions paid was as follows:

	June 30, 2011	June 30, 2010
Ordinary Income	$ 4,840,262	$ 4,677,008

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $656,381,726 and $381,419,556, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,304	$ 704
Class T	.25%	.25%	7,116	14
Class B	.75%	.25%	7,699	5,786
Class C	.75%	.25%	13,459	4,965
			$ 36,578	$ 11,469

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,631
Class T	777
Class B*	1,631
Class C*	120
$ 7,159

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 9,539.29
Class T	4,254.30
Class B	2,323.30
Class C	3,865.29
Mega Cap Stock	1,604,661.26
Institutional Class	292,383.26
	$ 1,917,025

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $41,728 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,423,000.35%		$ 104

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,322 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,083. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $20,080 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2011	2010
From net investment income
Class A	$ 15,699	$ 14,433
Class T	4,295	5,619
Class B	-	3,019
Class C	-	3,736
Mega Cap Stock	4,094,618	4,638,812
Institutional Class	725,650	11,389
Total	$ 4,840,262	$ 4,677,008

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2011	2010	2011	2010
Class A
Shares sold	220,973	206,749	$ 2,204,584	$ 1,785,964
Reinvestment of distributions	1,526	1,491	14,210	12,146
Shares redeemed	(97,950)	(42,757)	(951,110)	(366,329)
Net increase (decrease)	124,549	165,483	$ 1,267,684	$ 1,431,781
Class T
Shares sold	70,794	130,216	$ 699,083	$ 1,149,513
Reinvestment of distributions	459	704	4,248	5,607
Shares redeemed	(42,060)	(59,921)	(396,340)	(504,887)
Net increase (decrease)	29,193	70,999	$ 306,991	$ 650,233
Class B
Shares sold	19,392	61,939	$ 183,567	$ 536,167
Reinvestment of distributions	-	377	-	2,999
Shares redeemed	(28,265)	(15,801)	(272,700)	(135,627)
Net increase (decrease)	(8,873)	46,515	$ (89,133)	$ 403,539
Class C
Shares sold	96,864	66,985	$ 975,147	$ 573,391
Reinvestment of distributions	-	455	-	3,608
Shares redeemed	(11,544)	(32,259)	(114,846)	(275,611)
Net increase (decrease)	85,320	35,181	$ 860,301	$ 301,388
Mega Cap Stock
Shares sold	34,124,104	40,219,704	$ 350,713,479	$ 357,841,009
Reinvestment of distributions	418,751	528,884	3,910,800	4,344,951
Shares redeemed	(20,989,740)	(14,055,530)	(199,951,600)	(120,180,637)
Net increase (decrease)	13,553,115	26,693,058	$ 154,672,679	$ 242,005,323

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2011	2010	2011	2010
Institutional Class
Shares sold	16,010,762	146,362	$ 148,274,212	$ 1,249,340
Reinvestment of distributions	75,239	34	703,651	282
Shares redeemed	(3,126,457)	(23,944)	(32,666,752)	(209,999)
Net increase (decrease)	12,959,544	122,452	$ 116,311,111	$ 1,039,623

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 419 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008
Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for Robert W. Selander may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Edward C. Johnson 3d and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Previously, Mr. Selander served as Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.]

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in August and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGIII-UANN-0811
1.855219.103

Item 2. Code of Ethics

As of the end of the period, June 30, 2011, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Fifty, Fidelity Fund, Fidelity Growth Discovery Fund, and Fidelity Mega Cap Stock Fund (the "Funds"):

Services Billed by PwC

June 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fifty	$38,000	$-	$3,300	$2,200
Fidelity Fund	$67,000	$-	$3,300	$4,800
Fidelity Growth Discovery Fund	$41,000	$-	$3,300	$2,300
Fidelity Mega Cap Stock Fund	$40,000	$-	$3,300	$2,200

June 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fifty	$37,000	$-	$3,200	$2,100
Fidelity Fund	$66,000	$-	$3,200	$4,800
Fidelity Growth Discovery Fund	$41,000	$-	$3,200	$2,100
Fidelity Mega Cap Stock Fund	$39,000	$-	$3,200	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	June 30, 2011A	June 30, 2010A
Audit-Related Fees	$2,200,000	$1,845,000
Tax Fees	$-	$-
All Other Fees	$365,000	$145,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	June 30, 2011 A	June 30, 2010 A
PwC	$4,485,000	$4,240,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 25, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	August 25, 2011